UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 27, 2023

To our stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of S&W Seed Company. The meeting will be held virtually via live audio-only webcast on Wednesday, December 13, 2023 at 2:30 p.m. Mountain Time. To participate in the annual meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

In order to attend the annual meeting, you must register in advance at www.proxydocs.com/SANW prior to 5:00 p.m. Eastern Time on Monday, December 11, 2023. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the meeting, vote at the meeting and submit questions during the meeting. Stockholders will not be able to attend the annual meeting in person.

Details regarding the business to be conducted are described in the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on Wednesday, December 13, 2023 via Live Audio-only Webcast.

The Proxy Statement and Annual Report are available free of charge at: www.proxydocs.com/SANW.

Your vote is very important. Whether or not you attend the annual meeting virtually, we hope you will vote promptly. You can cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, if you attend the annual meeting virtually, you may submit an electronic ballot during the meeting.

Please review the instructions included in the Proxy Statement.

Thank you for your ongoing support and continued interest in S&W Seed Company. We look forward to your participation at the annual meeting.

Sincerely,

/s/ Alan D. Willits
Alan D. Willits
Chairman of the Board

2101 Ken Pratt Blvd., Suite 201

Longmont, Colorado 80501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, DECEMBER 13, 2023

To the Stockholders of S&W Seed Company:

The annual meeting of stockholders (the “Annual Meeting”) of S&W Seed Company, a Nevada corporation (the “Company”), will be held virtually via live audio-only webcast on Wednesday, December 13, 2023 at 2:30 p.m. Mountain Time. To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

The Annual Meeting will be held for the following purposes:

1.
to elect the following five nominees to the Company’s Board of Directors: Mark J. Harvey, Elizabeth Horton, Alexander C. Matina, Alan D. Willits and Mark W. Wong;
2.
to ratify the selection of Crowe LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2024;
3.
to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;
4.
to approve the issuance of shares of common stock upon the conversion of the Company's Series B Preferred Stock; and
5.
to conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. Any action on the items of business described above may be considered at the time and on the date specified above or at any other time and date to which the Annual Meeting may be property adjourned or postponed.

The record date for the Annual Meeting is October 17, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Mark Herrmann
President and Chief Executive Officer
Longmont, Colorado
October 27, 2023

You are cordially invited to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 11, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting, and you will have the ability to vote and submit questions during the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You can cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, if you attend the Annual Meeting virtually, you may submit an electronic ballot during the Annual Meeting. Even if you have voted by proxy, you may still cast a ballot if you attend the Annual Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

S&W SEED COMPANY

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, December 13, 2023 at 2:30 p.m. Mountain Time

The enclosed proxy is solicited by the Board of Directors (the “Board”) of S&W Seed Company, a Nevada corporation (the “Company,” “S&W,” “we” or “our”), for use in voting at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live audio-only webcast on Wednesday, December 13, 2023 at 2:30 p.m. Mountain Time and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have prepared these materials for the Annual Meeting to be held virtually via live audio-only webcast on Wednesday, December 13, 2023 at 2:30 p.m. Mountain Time. S&W is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments thereof.

The Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/SANW prior to 5:00 p.m. Eastern Time on Monday, December 11, 2023. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting, vote at the Annual Meeting and submit questions during the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person.

You are invited to attend the Annual Meeting virtually via the Internet and requested to vote on the proposals described in this Proxy Statement (the “Proxy Statement”).

What is included in these proxy materials?

•
The Notice of Internet Availability of Proxy Materials (the “Notice”);
•
This Proxy Statement; and
•
S&W’s Annual Report on Form 10-K for the year ended June 30, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2023 (the “Annual Report”).

If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

S&W has elected to use the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we have sent the Notice to our stockholders pursuant to which the Board is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. Instructions on how to access the proxy materials via the Internet or request a printed copy of the materials can be found in the Notice.

Stockholders may follow the instructions in the Notice to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials via the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to S&W associated with the printing and mailing of proxy materials.

S&W’s proxy materials are also available at www.swseedco.com/investors/annual-meeting-proxy/. This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. We intend to mail the Notice on or before November 3, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after November 13, 2023.

What items will be voted on at the Annual Meeting?

There are three items scheduled for a vote at the Annual Meeting:

•
election to the Board of five nominees named in this Proxy Statement (Proposal No. 1);
•
ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal No. 2);
•
approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (Proposal No. 3); and
•
approval of the issuance of shares of common stock upon the conversion of the Company's Series B Preferred Stock (Proposal No. 4).

Will any other business be conducted at the meeting?

Other than the proposals referred to in this Proxy Statement, S&W knows of no other matters to be submitted to the stockholders for consideration at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote upon such matters in accordance with their best judgment.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares “FOR” each of Proposals No. 1, No. 2, No. 3 and No. 4.

May the Annual Meeting be adjourned or postponed?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Under Nevada law, we are not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes, or is required to fix, a new record date for the adjourned meeting. If the meeting date is postponed or adjourned to a date more than 60 days later than the date set for the original meeting, Nevada law requires that a new record date must be fixed and notice given.

Are any of S&W’s officers and directors interested in matters to be acted upon?

In addition to our nominees’ interest in the election of directors and the potential impact of the advisory vote on executive compensation, one of our directors, Alexander C. Matina, is Portfolio Manager of the general partner of MFP Partners, L.P., the holder of our Series B Preferred Stock.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on October 17, 2023 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. In addition to the stockholders of record of S&W’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. Each share of S&W’s common stock entitles the holder thereof to one vote on each matter. As of the Record Date, there were 43,039,225 shares outstanding and entitled to vote at the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•
Stockholder of Record. If your shares are registered directly in your name with S&W’s transfer agent, Transfer Online, Inc., you are the stockholder of record with respect to those shares, and the Notice was sent directly to you by S&W.
•
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

If I am a stockholder of record of S&W’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

•
At the Annual Meeting. You may vote online during the Annual Meeting by submitting an electronic ballot. Please visit www.proxydocs.com/SANW to register for the Annual Meeting. Upon completing your registration to attend the Annual Meeting, you will receive further instructions via email, including a unique link that will allow you access to the meeting.
•
Via the Internet. You may vote by proxy via the Internet by visiting www.proxypush.com/SANW and following and follow the on-screen instructions to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card (if you request one).
•
By Telephone. You may vote by proxy by calling the toll-free number found in the Notice and following the recorded instructions and the instructions found in the Notice. You will be asked to provide the control number from the Notice or proxy card (if you request one).
•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card, and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a Notice containing voting instructions from that organization rather than from S&W. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To cast a ballot at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•
At the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to cast a ballot at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.
•
Via the Internet. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy via the Internet by following instructions on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your shares.
•
By Telephone. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.
•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•
are entitled to vote and you are present at the Annual Meeting virtually; or
•
have properly voted by proxy via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Under Nevada law, unless the articles of incorporation or bylaws provide otherwise, a quorum is calculated based on the voting power present in person (or virtually) or represented by proxy, regardless of whether the proxy has authority to vote on any matter. Consequently, broker non-votes (as described below), and shares represented by proxies indicating abstentions and withheld votes, will be counted towards the presence of a quorum for holding the Annual Meeting.

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy in order to have a quorum and conduct the Annual Meeting. If a quorum is not present, the chairperson of the Annual Meeting, or the holders of a majority of the shares entitled to vote thereat who are present, virtually or by proxy, at the Annual Meeting may adjourn the Annual Meeting to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not vote or give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and do not cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, by submitting an electronic ballot during the Annual Meeting, your shares will not be voted. If you are a stockholder of record and you:

•
indicate when voting via the Internet or by telephone that you wish to vote as recommended by the Board, or
•
sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Mark Herrmann and Vanessa Baughman, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The ratification of the selection of Crowe LLP as S&W’s independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal No. 2) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Any failure by a broker, bank or other nominee to vote on Proposal No. 2 will be deemed an abstention with respect to such proposal.

The election of directors (Proposal No. 1) the advisory approval of the compensation of S&W’s named executive officers (Proposal No. 3), and the approval of the issuance of shares of common stock upon the conversion of the Company's Series B Preferred Stock (Proposal No. 4) are all considered non-routine matters under applicable rules. A broker, bank or other nominee may not vote without instructions on non-routine matters, and therefore broker non-votes may be submitted in connection with Proposals No. 1, No. 3 and No. 4.

What is the voting requirement to approve each of the proposals?

With respect to the election of directors (Proposal No. 1), S&W’s Third Amended and Restated Bylaws (our "Bylaws") provide that our directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast with respect to that director’s election. In contested director elections, elections in which the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election, and as such, the majority voting standard applies. To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to the director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

Approval of Proposals No. 2, No. 3 and No. 4 requires, in each case, the affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Abstentions on Proposals No. 2, No. 3 and No. 4 will have the effect of votes “against” such proposal. Broker non-votes on Proposals No. 3 and No. 4 will have the effect of votes “against” such proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

How are broker non-votes and abstentions treated?

Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are not considered votes “cast” for purposes of Proposal No. 1 and, as such, will not affect the outcome of the election of directors. Abstentions will have the effect of votes “against” Proposals No. 2, No. 3 and No. 4. Broker non-votes on Proposals No. 3 and No. 4 will have the effect of votes “against” such proposal. A broker, bank or other nominee may generally vote only on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Any failure by a broker or other nominee to vote on Proposal No. 2 will be deemed an abstention with respect to such proposal.

In order to minimize the number of broker non-votes, S&W encourages you to provide voting instructions on each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice and the voting instruction form.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote via the Internet or by the telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by virtually attending the Annual Meeting and voting online. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to S&W’s Corporate Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, prior to the Annual Meeting.

If you are a beneficial owner, please contact your organization for specific instructions for changing your vote and make sure that you plan for sufficient time for your organization to meet the time deadline for delivering your revised votes or your original votes will stand.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner intended to protect your voting privacy. Your vote will not be disclosed either within S&W or to third parties, except:

•
to allow for the tabulation and certification of votes;
•
to facilitate a successful proxy solicitation; and
•
as necessary to meet applicable legal requirements or to assert or defend claims for or against S&W.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to S&W’s management and the Board to review your comments.

Who will serve as the inspector of election?

A representative from Mediant Inc. will serve as the inspector of election.

Where may I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. S&W will publish the final voting results in a Current Report on Form 8-K within four business days following the Annual Meeting.

May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

You may present proposals (including nominations for election of directors) to be considered for inclusion in next year’s proxy materials or for action at a future annual meeting only if you comply with the requirements of the proxy rules established by the SEC and our Bylaws, as applicable.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary by July 6, 2024.

For nominations or other business to be properly brought before the next annual meeting of stockholders, you must have given timely notice in proper written form to our Corporate Secretary and any such proposed business must constitute a proper matter for stockholder action under our Articles of Incorporation, as amended (our "Articles"), our Bylaws and applicable law. To be timely, your notice must be delivered to our principal executive offices in Longmont, Colorado between August 15, 2024 and September 14, 2024; provided, however, that in the event that the date of the next Annual Meeting of Stockholders is more than 30 days before or more than 60 days after December 13, 2024, your notice must be so delivered not earlier than the close of business on the 120th day prior to the next annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Our Bylaws require that certain information and acknowledgments with respect to the proposal or the nominee and the stockholder making the proposal or nomination be set forth in the notice. Our Bylaws have been publicly filed with the SEC and can also be provided upon request, addressed to our Corporate Secretary, as noted below.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Where should I send proposals and director nominations for the next Annual Meeting of Stockholders?

Stockholder proposals and director nominations must be delivered to our Corporate Secretary by mail at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, or by email at secretary@swseedco.com and received by our Corporate Secretary by the dates set forth above.

What is S&W’s fiscal year?

S&W’s fiscal year ends on June 30. All information presented in this Proxy Statement is based on our fiscal calendar.

Who is paying the costs of this proxy solicitation?

S&W is paying for the entire cost of soliciting proxies. In addition to these proxy materials, S&W’s directors, officers and employees, without additional compensation, may also solicit proxies on S&W’s behalf by telephone or other means of communication. S&W will also reimburse brokerage firms, banks and other nominees representing beneficial owners certain fees associated with forwarding proxy materials to beneficial owners and obtaining their voting instructions.

Where are S&W’s principal executive offices located and what is S&W’s main telephone number?

S&W’s principal executive offices are located at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501. S&W’s main telephone number is (720) 506-9191.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 11, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the meeting. Even if you plan on attending the Annual Meeting virtually, we encourage you to vote your shares in advance using one of the methods outlined in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties accessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

DIRECTORS AND EXECUTIVE OFFICERS – INFORMATION REGARDING OUR BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

General Information About the Board

The Board is elected by our stockholders to oversee our business and affairs. In addition, the Board counsels, advises and oversees management in the long-term interests of our company and our stockholders regarding a broad range of subjects including:

•
selecting and evaluating the performance of our Chief Executive Officer, Chief Financial Officer and other senior executives;
•
reviewing and approving major financial, strategic and operating decisions and other significant actions;
•
overseeing the conduct of our business and the assessment of our business risks to evaluate whether our business is being properly managed; and
•
overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethical standards.

Members of the Board monitor and evaluate our business performance through regular communication with our Chief Executive Officer and other members of senior management, and by attending Board meetings and Board committee meetings.

Our directors are elected in uncontested elections by a majority vote, as described below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors.

In order to be nominated for re-election, any director currently serving on the Board (an “Incumbent Director”) must submit an irrevocable resignation, that would be effective upon the Board’s acceptance of such resignation, in the event the director fails to receive the required vote to be re-elected, as described above.

If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws. In that case, however, the Nominating and Governance Committee would consider the conditional resignation described above, and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles nor our Bylaws provide for cumulative voting.

Our Board has affirmatively determined that each of our director nominees at the Annual Meeting, other than Mr. Wong, our former Chief Executive Officer, and Ms. Horton, our former Chief Financial Officer, are “independent directors” as defined under the applicable rules of the SEC and the Nasdaq Stock Market ("Nasdaq"). In reaching its conclusions, our Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of the director nominees, including those discussed under the caption “Certain Relationships and Related Party Transactions” below. Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing nominees, if any, were immaterial on the basis of the information set forth in the above-referenced section.

Information Regarding the Nominees

Our Board currently consists of five directors. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board. The five persons named in the table below are nominees for director at the Annual Meeting, each to serve until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The Nominating and Governance Committee of our Board has recommended, and our Board has approved, each of Alan D. Willits, Mark J. Harvey, Elizabeth Horton, Alexander C. Matina, and Mark W. Wong as nominees for re-election as directors at the Annual Meeting. If elected, each of the nominees will serve until our next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led our Nominating and Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Name	Age	Position with the Company
Alan D. Willits	65	Chairman of the Board
Mark J. Harvey	68	Director
Elizabeth Horton	47	Director
Alexander C. Matina	47	Director
Mark W. Wong	74	Director

Alan D. Willits was elected to the Board in July 2018 and appointed Chairman of the Board in December 2022. From June 2014 to September 2018, Mr. Willits served in various senior management positions at Cargill Asia Pacific, including as Chairman, where he led Cargill’s Agriculture Supply Chain business in the Asia-Pacific region. He was responsible for several businesses within this group, including Cargill’s oil palm plantations, trading and merchandising in the Asia-Pacific region, and Cargill’s grains and oilseeds supply chain businesses in North Asia, South Asia and Australia. From February 2008 to May 2014, Mr. Willits served as President of Cargill Corn Milling America, where he oversaw all aspects of the corn processing business. Between January 2005 and February 2008, Mr. Willits served as President of Cargill Specialty Seed and Oil. Mr. Willits also held various other senior positions with Cargill between 1980 and 2005, during which he managed Cargill’s international wheat trading activities in Geneva, Switzerland, its grain business in Argentina and its specialty canola oils business. Mr. Willits received a bachelor’s degree from the University of Illinois, College of Agriculture in Agricultural Economics.

We believe that Mr. Willits’ extensive industry experience and agricultural expertise, including his knowledge of the agricultural industry in the Asia-Pacific and other geographic regions, qualify him to serve on the Board.

Mark J. Harvey was appointed Chairman of the Board in December 2014 and served in this position until December 2022. Prior to this, Mr. Harvey served as Vice Chairman since April 2013. Mr. Harvey has more than 35 years of experience in production processing and marketing of seed to many parts of the world, particularly branded alfalfa and clover. Mr. Harvey managed a 10,000-acre family farm producing seed, wheat and pulse crops, along with wool and beef, from 1976 until 1996 when the company he founded, Paramount Seeds, was sold to Elders Ltd. While with Elders, he was manager of their national and international seed business from 1996 until 2001. In 2002, he was a founding partner of S&W Seed Company Australia Pty Ltd (f/k/a Seed Genetics International Pty Ltd, “S&W Australia”), where he focused primarily on marketing and distribution. Mr. Harvey is currently an investor in and the vice chairman of Duxton Broad Acre Farms, a publicly traded 60,000 acre farming and ranching operation based in Australia listed on the Australian Stock Exchange. Mr. Harvey has served as a member of the board of directors of Duxton Broad Acres Farms since September 2018. Mr. Harvey was educated at Cunderdin Agricultural College in West Australia.

We believe that Mr. Harvey’s extensive experience in the seed industry, which contributes valuable business expertise, qualifies him to serve on the Board.

Elizabeth Horton has served on the Board since May 2023. Ms. Horton currently serves as Chief Financial Officer, or CFO, of Compeer Financial. Prior to this, she served as our CFO from November 2021 to May 2023, and as CFO of Miller Milling Company, a full-service flour milling company headquartered in Minneapolis, Minnesota, with five facilities across the country and over $500 million in annual revenue, from 2018-2021. In this position, she oversaw the company’s finance transformation and was also responsible for IT and HR. Prior to Miller Milling, Ms. Horton spent 20 years at Cargill where she held numerous finance roles of increasing responsibility, including as EMEA Regional Treasurer, EMEA Head – Risk Investors Group, Cargill Trade and Structured Finance and, most recently, Financial Planning & Analysis Director. She currently serves on the Board of Rahr Corporation, a 175-year old global malt and brewing supply company. Ms. Horton received a B.S. in Accounting and an MBA from the University of Minnesota and is a licensed CPA (inactive) and a CFA® Charterholder.

We believe Ms. Horton’s extensive experience in finance and the agricultural industry qualifies her to serve on the Board.

Alexander C. Matina has served on the Board since May 2015. Since November 2007, he has held the office of Vice President and since April 2022 of Portfolio Manager for MFP Investors, LLC, the family office of Michael F. Price, which has a value-investing focus across public and private markets. From October 2005 to August 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and from June 2004 to September 2005, as a senior associate at Altus Capital Partners, a middle market private equity fund. Prior thereto, he was a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division. Since April 2013, he has served on the board of directors of Trinity Place Holdings, Inc., a publicly traded real estate company and as its Chairman of the Board since November 2013. Mr. Matina is also a director of TGI Friday’s, a privately held casual dining company. He also serves on the board of Crowheart Energy, a privately held oil and gas company in Wyoming. Mr. Matina has also served as an adjunct professor of finance at Fordham University. From December 2017 to May 2019, Mr. Matina served on the board of directors of Papa Murphy’s, a national restaurant chain which was listed on Nasdaq until the company was acquired and taken private in May 2019. Mr. Matina received a bachelor’s degree from Fordham University and an M.B.A. from Columbia University.

We believe that Mr. Matina’s strong finance background, including experience with private equity, as well as his experience with other public companies, qualify him to serve on the Board.

Mark W. Wong was elected to the Board in December 2014. In June 2017, he was appointed to serve as our President and Chief Executive Officer until his retirement in June 2023. He has more than 35 years of experience in agribusiness, with particular expertise in technology integration and commercialization. Mr. Wong was a founder and, since 2009, has been a partner of Colorado Financial Holdings (“CFH”), a private venture investment and investment bank that specializes in the agricultural, energy and biotechnology sectors. From January 2012 to March 2018, Mr. Wong served as Chairman of American Dairyco, Ponte Vedra, Florida, the owner and operator of dairies in Florida and Georgia, which is a venture jointly owned by CFH. Between 2008 and December 2015, he served either as Chairman of the Board or chief executive officer of Agrivida, a private company that is developing and commercializing high-performance products that incorporate novel, regulated proteins precisely engineered for specific applications in a variety of markets, including animal nutrition, bio-based fuels and chemicals and industrial enzymes. From January 2016 to February 2016, Mr. Wong served as Acting President and Chief Executive Officer of Arcadia Biosciences, Inc., a publicly-traded agricultural biotechnology trait company for which he also served on the board from May 2006 until February 2016. Mr. Wong was the Chief Executive Officer of Renewable Agricultural Energy Corporation, a private ethanol production company, from 2006 to 2007. Prior to that time, was the founder and, from 1999 to 2005, chief executive officer of Emergent Genetics, an international seed biotech company that was sold to Monsanto Company in 2005. Mr. Wong founded and managed a series of other agricultural and biotechnology companies, including Big Stone Partners, Agracetus Corporation, a plant biotechnology company that was sold to Monsanto and Agrigenetics Corporation, a seed and biotechnology company that was sold to Dow Chemical. Mr. Wong also worked as an engineer for FMC Corporation and Chemical Construction Corporation. Mr. Wong served as a director of BioFuel Energy Corp., a publicly traded corn ethanol company, from January 2008 until October 2014, and Chair from March 2010 to October 2014, when it was renamed Green Brick Partners following an acquisition and recapitalization transaction. Mr. Wong received a B.S. degree in Chemical Engineering from Lehigh University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

We believe that Mr. Wong’s extensive background in the agricultural and energy industries, and his many years of executive leadership experience, qualify him to serve on the Board.

Board Diversity

The Board Diversity Matrix below provides certain self-identified information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.

Board Diversity Matrix (As of October 27, 2023)
Total Number of Directors:	5
	Female	Male	Did Not Disclose Gender
Part I: Gender Identify
Directors	1	4
Part II: Demographic Background
Asian		1
Hispanic or Latinx
White	1	3
Did Not Disclose Demographic Background

For more information on how our Nominating and Governance Committee considers diversity, refer to "—Nominating and Governance Committee" below. To see our Board Diversity Matrix as of October 27, 2022, please see our Proxy Statement filed with the SEC on October 27, 2022.

Committees of the Board of Directors

Our Board currently has four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Governance Committee; and a Finance Committee, each of which meet as needed or advisable. The Company also had an Acquisition and Strategy Committee and a Scientific Advisory Committee in fiscal 2023, however, both were dissolved on December 14, 2022. The table below provides membership during our fiscal year ended June 30, 2023 for each of the standing committees of our Board. The table also includes a count of all meetings that took place for each committee during fiscal 2023. In addition to formal in-person and telephonic meetings, certain of our standing committees took various actions by written consent during the fiscal year ended June 30, 2023 and spent many hours in informal consultation with one another and with management.

Name	Audit		Compensation		Nominating and Governance	Finance		Acquisition and Strategy (1)	Scientific Advisory (2)
David A. Fischhoff, Ph.D. (3)			X		X				X
Mark J. Harvey	X				X			X
Mark Herrmann (4)	X		X		X
Elizabeth Horton						X
Consuelo E. Madere (3)			X		X
Alexander C. Matina			X	*	X	X	*	X
Charles B. Seidler (3)	X					X
Robert D. Straus (3)	X							X
Alan D. Willits	X	*	X			X		X
Mark W. Wong						X		X
Total meetings held in fiscal 2023	6		2		3	4		0	1

* Committee Chairperson

(1)
The Acquisition and Strategy Committee was dissolved on December 14, 2022.
(2)
The Scientific Advisory Committee was dissolved on December 14, 2022.
(3)
On October 27, 2022, David A. Fischhoff, Ph.D., Consuelo E. Madere, Charles B. Seidler and Robert D. Straus resigned from the Board, with the resignation of Mr. Straus effective as of October 31, 2022, and the resignations of Dr. Fischhoff, Ms. Madere and Mr. Seidler effective as of December 14, 2022.
(4)
On June 26, 2023, Mark Herrmann resigned from the Board. Mr. Herrmann was the Nominating and Governance Committee Chairman when he resigned.

Audit Committee

As of the date of this Proxy Statement, the members of the Audit Committee are Alan D. Willits and Mark J. Harvey, with Mr. Willits serving as the Chairperson of the Audit Committee.

The Audit Committee was established in accordance with applicable SEC rules to oversee our corporate accounting and financial reporting processes and audits of its financial statements. We are required to have an Audit Committee in order to maintain our listing on the Nasdaq Capital Market. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for Audit Committee independence and financial literacy under the applicable SEC and Nasdaq rules and regulations. The Board has also determined that Mr. Willits is an “audit committee financial expert” as defined in SEC rules and satisfies the financial sophistication requirements of Nasdaq. This designation does not impose on Mr. Willits any duties, obligations or liabilities that are greater than is generally imposed on him as a member of our Audit Committee and our Board.

Our Audit Committee is responsible for, among other things:

•
selecting, hiring and terminating our independent auditors;
•
evaluating the qualifications, independence and performance of our independent auditors;
•
approving the audit and non-audit services to be performed by the independent auditors;
•
overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•
with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q; and
•
providing to the Board information and materials to make the Board aware of significant financial and audit-related matters that require the attention of the Board.

The Audit Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Audit Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Report of the Audit Committee OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2023. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2023 with the Company's management. The Audit Committee has discussed with the

Company's independent registered public accounting firm the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2023. Our Board has approved this inclusion.

AUDIT COMMITTEE

Alan D. Willits (Chair)
Mark J. Harvey

Compensation Committee

As of the date of this Proxy Statement, the members of our Compensation Committee are Alex C Matina and Alan D. Willits, with Mr. Matina serving as the Chairperson of the Compensation Committee. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under Nasdaq Rule 5605(d)(2), the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Compensation Committee is responsible for, among other things:

•
overseeing our overall compensation strategy and policies;
•
reviewing and approving with respect to our executive officers (or, with respect to our Chief Executive Officer and Chief Financial Officer, recommending to the Board for approval): annual base salaries, annual incentive bonuses, equity compensation, employment agreements, severance arrangements and change of control agreements/provisions, signing bonuses or payments of relocation costs and any other benefits, compensation or arrangements;
•
reviewing and approving the corporate and individual goals and objectives relevant to the compensation of our executive officers; and
•
administering our equity compensation plans.

Our Compensation Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Compensation Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Typically, the Compensation Committee meets approximately four times per year and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairperson of the

Compensation Committee, in consultation with the Chairman of the Board. Our Compensation Committee meets regularly in executive session. However, from time to time, other directors and outside advisors or consultants may be invited to participate in Compensation Committee meetings. The Chief

Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his or her compensation or individual performance objectives.

The charter of our Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. Our Compensation Committee has the authority to obtain, at our expense, such advice or assistance from consultants, legal counsel, accounting or other advisors as it deems appropriate to perform its duties. Without limiting the generality of the foregoing, our Compensation Committee may retain or obtain the advice of compensation consulting firms to assist in the performance of its duties and to determine and approve the terms, fees and costs of such engagements. Under its charter, prior to selecting, or receiving advice from, any consultant or advisor, our Compensation Committee is required to consider the independence of such advisor based on any applicable criteria specified by the SEC or Nasdaq, including the independence factors listed in Nasdaq Rule 5605(d)(3). However, our Compensation Committee is not prohibited from obtaining advice from advisors that it determines are not independent.

The specific determinations of our Compensation Committee with respect to executive compensation for our fiscal year ended June 30, 2023 are described in greater detail in the "Executive Compensation" section of this Proxy Statement.

Nominating and Governance Committee

As of the date of this Proxy Statement, the members of our Nominating and Governance Committee are Alan D. Willits, Mark J. Harvey, and Alex C. Matina, with Mr. Willits as the Chairperson of the Nominating and Governance Committee. Our Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under applicable SEC and Nasdaq rules and regulations.

The goal of our Nominating and Governance Committee is to ensure that the members of our Board have a variety of perspectives and skills derived from high-quality business and professional experience. Our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. To this end, the committee seeks nominees with high professional and personal integrity, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. Although neither we nor our Nominating and Governance Committee has a formal policy about diversity in the nominee selection process, our Nominating and Governance Committee charter states that the committee’s goal is to develop a diverse and experienced board. In the context of the existing composition and needs of our Board and its committees, our Nominating and Governance Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Although our Nominating and Governance Committee uses these and other criteria to evaluate potential nominees, we have not established any particular minimum criteria for nominees. After its evaluation of potential nominees, including any nomination of a director candidate validly made by a stockholder, the committee submits nominees to our Board for approval. For the procedures to be followed in submitting such recommendations, see the discussion under "May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?" on page 7 of this Proxy Statement. When appropriate, our Nominating and Governance Committee may in the future retain executive recruitment firms to assist in identifying suitable candidates but has not done so in connection with the Annual Meeting.

Our Nominating and Governance Committee is responsible for, among other things:

•
assisting our Board in identifying prospective director nominees and recommending to our Board the director nominees for each annual meeting of stockholders;
•
evaluating the performance of current members of our Board;
•
ensuring that our Board is properly constituted to meet its fiduciary obligations as directors and that we follow appropriate governance standards;
•
developing principles of corporate governance and recommending them to our Board;
•
overseeing compliance by our Board and its committees with applicable laws and regulations, including those promulgated by the rules of the SEC and Nasdaq; and
•
overseeing the evaluation of our Board and recommending compensation of Board members.

Our Nominating and Governance Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Nominating and Governance Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Finance Committee

Our Finance Committee provides ad hoc recommendations and guidance to the full Board on issues related to the financing of the Company. As of the date of this Proxy Statement, the members of our Finance Committee are Alexander C. Matina, Elizabeth Horton, and Mark W. Wong, with Mr. Matina serving as the Chairperson of the Finance Committee.

Acquisition and Strategy Committee

Our Acquisition and Strategy Committee provided ad hoc recommendations and guidance to the full Board in connection with identifying and evaluating potential acquisition candidates and transactions. Our Acquisition and Strategy Committee was dissolved on December 14, 2022.

Scientific Advisory Committee

The Scientific Advisory Committee provided ad hoc recommendations and guidance to the full Board and our senior management in connection with the Company’s research and development programs, technology and science. Our Acquisition and Strategy Committee was dissolved on December 14, 2022.

Board Independence

At all times throughout our fiscal year ended June 30, 2023, our Board consisted of a majority of "independent directors" (as such term is defined in Nasdaq Rule 5605(a)(2)). Our Board consults with outside legal counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent directors,” including those set forth in the pertinent Nasdaq listing standards, as in effect from time to time. Based on information provided by each director and director nominee concerning his or her background, employment and affiliations, our Board has affirmatively determined that each of our current directors and director nominees, other than Mr. Wong, our former Chief Executive Officer, and Ms. Horton, our former Chief Financial Officer, and each person who served as a member of our Board during fiscal 2023, are independent directors in accordance with applicable SEC and Nasdaq rules and regulations. In reaching its conclusions, our Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of our directors and director nominees, including those discussed in the section of this Proxy Statement titled “Certain Relationships and Related Party Transactions—Related Party Transactions.” Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing directors and director nominees, if any, were immaterial on the basis of the information set forth in the above-referenced section.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of the independent directors. Our Board holds regular executive sessions of the independent directors at least four times per year in connection with regularly-scheduled Board meetings and holds executive sessions at other times throughout the year as needed or desired. Our non-employee directors may designate a "lead independent director" to preside at each executive session, although it need not be the same director at each session. We believe regularly scheduled executive sessions are important vehicles to encourage open communication. Whether a presiding independent director is selected for each session or not, one of the independent directors present is designated to communicate the results of each executive session to the full Board.

Board Meetings and Attendance

Our Board met eleven times and acted by unanimous written consent eight times in fiscal 2023. Each member of our Board attended or participated in 75% or more of the aggregate of (i) the total number of Board meetings held during the period for which such person had been a director, and (ii) the total number of meetings held by each committee of the Board on which such person served during the periods that such person served.

Board Attendance at Annual Meetings of Stockholders

Our directors are strongly encouraged to attend each annual meeting of stockholders, although such attendance is not required. All of our then-current directors attended our previous annual meeting of stockholders, which was held on December 14, 2022.

Board Leadership

Our Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from our non-employee directors or be an employee. Our Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of S&W and our stockholders.

Our Chairman is selected by a majority of our Board and may be replaced at any time by a vote of a majority of our Board then serving; provided, however, that the Chairman may not be removed as a director of the Company except in accordance with the Nevada Revised Statutes, our Bylaws, and other applicable law.

Role of our Board in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full Board, members of our senior management are responsible for the day-to-day management of the material risks we face. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by our senior management are adequate and functioning as designed. Our Board's involvement in setting our business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for us. Additionally, our Board regularly receives updates from senior management and outside advisors regarding certain risks we face, including various operating risks. Our senior management attends meetings of our Board, and each committee meets with key management personnel and representatives of outside advisors as necessary. Additionally, senior management makes itself available to address any questions or concerns raised by our Board on risk management and any other matters.

Our Board and each of our Audit, Compensation and Nominating and Governance committees oversee certain aspects of risk management.

Board/Committee	Primary Areas of Risk Oversight

Full Board

Strategic, financial and execution risks and exposures associated with our business strategy, product innovation and sales road map, policy matters, significant litigation and regulatory exposures and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures

Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, internal investigations and enterprise risks

Compensation Committee

Risks and exposures associated with leadership assessment, executive compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with our business strategy that do not encourage excessive risk-taking

Nominating and Governance Committee	Risks and exposures associated with director and senior management succession planning, director independence, corporate governance and overall Board effectiveness

Additional review or reporting on enterprise risks will be conducted as needed or as requested by our Board or a committee thereof.

Stockholder Communications with our Board

Stockholders and interested parties who wish to contact our Board, our Chairman, any other individual director, or the non-employee or independent directors as a group, are welcome to do so in writing,

addressed to such person(s) in care of our Corporate Secretary. Email correspondence of this nature should be sent to secretary@swseedco.com, and other written correspondence should be addressed to S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Corporate Secretary.

Our Board has adopted a formal process by which stockholders may communicate with the Board or any of its members. These communications will be reviewed by our Corporate Secretary, who will then determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to avoid the Board having to consider spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or irrelevant material. Our Corporate Secretary will determine whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to our Audit Committee. Comments or questions regarding executive compensation will be referred to our Compensation Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to our Nominating and Governance Committee.

Stockholder Recommendations for Director Candidates

There have been no material changes to the procedures by which our stockholders may recommend nominees to our Board as disclosed in our previous periodic reports filed with the SEC.

Code of Business Conduct and Ethics

Our Board values effective corporate governance and adherence to high ethical standards. As such, our Board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our senior executive and financial officers. Our Code of Business Conduct and Ethics is available on our corporate website located at www.swseedco.com/investors. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

We will provide our Code of Business Conduct and Ethics in print without charge to any stockholder who makes a written request to: S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Corporate Secretary, or by e-mail to secretary@swseedco.com. Any waivers of the application of, and any amendments to, our Code of Business Conduct and Ethics must be made by our Board and will be disclosed promptly on our corporate website, www.swseedco.com.

Corporate Governance

Our Board believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board has implemented many “best practices” in the area of corporate governance, including the establishment of separate Board committees, careful annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management, among other things.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers, employees and consultants from engaging in short-term or speculative transactions with respect to our securities, including: short sales, trading in options, such as puts, calls and other derivative securities, or in any other inherently speculative transactions; and hedging transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds. Standing orders are only permitted for a very brief period of time. Holding our securities in margin accounts and pledges of our securities as collateral for loans are permitted under extreme caution. Under this policy we retain the discretion to re-evaluate our position as to such transactions.

Non-Employee Director Compensation

Overview

Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee Board members. Our Nominating and Governance Committee is responsible for reviewing the equity and cash compensation for directors on an annual basis and making recommendations to our Board, in the event it determines changes are needed.

Summary Director Compensation Table

The following table summarizes the compensation earned by or paid to each person who served on our Board at any time during our fiscal year ended June 30, 2023, other than Mr. Wong, our former President and Chief Executive Officer, and Ms. Horton, our former Chief Financial Officer and Corporate Secretary, whose compensation is described under the heading “Executive Compensation” beginning on page 35.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)	Total ($)
David A. Fischhoff, Ph.D.	31,375	—	—	—	31,375
Mark J. Harvey	156,982	—	—	—	156,982
Mark Herrmann	34,875	67,650	—	—	102,525
Consuelo E. Madere	28,750	—	—	—	28,750
Alexander C. Matina	80,250	71,500	—	—	151,750
Charles B. Seidler	31,375	—	—	—	31,375
Robert D. Straus	28,750	—	—	—	28,750
Alan D. Willits	73,000	89,250	—	—	162,250

(1)
The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the directors as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. These amounts do not correspond to the actual value that may be realized by the directors upon vesting or exercise of such awards. For information on the assumptions used to calculate the value of the awards, refer to Note 13 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the SEC on September 27, 2023.
(2)
As of June 30, 2023, the aggregate number of shares outstanding under all stock awards held by our non-employee directors were: Mark Herrmann: 56,458 shares; Alexander C. Matina: 59,583 shares; and Alan D. Willits: 74,375 shares.
(3)
As of June 30, 2023, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mark J. Harvey: 7,000 shares; Mark Herrmann: 100,000 shares; Alexander C. Matina: 42,026 shares; Alan D. Willits: 16,648 shares.

Annual Retainer and Per Meeting Fees for Non-Employee Directors

Directors who also serve as employees of S&W do not receive any additional compensation for their service on our Board. Other than the Chairman of the Board, during calendar year 2023 ("calendar 2023") non-employee directors receive an annual cash retainer of $40,000. In calendar 2023, our Chairman receives an annual cash retainer of $50,000, payable monthly, for his service as Chairman of the Board.

In addition to the annual retainer, other than the Chairman of the Board, during calendar 2023 non-employee directors receive an annual restricted stock unit ("RSU") award for a number of shares equal to $55,000 divided by the price per share of our common stock on the date of grant. In calendar 2023, our Chairman receives an annual RSU award for a number of shares equal to $75,000.

Commencing on the date of the Annual Meeting, our non-employee directors will receive an annual cash retainer of $52,500, except for the Chairman of the Board, who will receive annual cash retainer of $65,625.

In addition to the annual retainer, our non-employee directors will receive an annual RSU award for a number of shares equal to $62,500 divided by the price per share of our common stock on the date of grant, except for our Chairman, who will receive an annual RSU award for a number of shares equal to $89,500.

For service on the various committees of our Board during calendar 2023, our non-employee directors, including the Chairman of the Board, receive:

•
an annual retainer of $25,000, $25,000, $20,000 and $20,000 for service as Chairperson of our Audit Committee, Finance Committee, Compensation Committee and Nominating and Governance Committee, respectively; and
•
an annual retainer of $12,500, $12,500, $10,000 and $10,000 for service as a member of our Audit Committee, Finance Committee, Compensation Committee and Nominating and Governance Committee, respectively.

Commencing on the date of the Annual Meeting, for service on the various committees of our Board, our non-employee directors, including the Chairman of the Board, will receive:

•
an annual retainer of $30,000, $30,000, $25,000 and $25,000 for service as Chairperson of our Audit Committee, Finance Committee, Compensation Committee and Nominating and Governance Committee, respectively; and
•
an annual retainer of $15,000, $15,000, $12,500 and $12,500 for service as a member of our Audit Committee, Finance Committee, Compensation Committee and Nominating and Governance Committee, respectively.

Committee retainers are paid 70% in cash and 30% in equity, with the equity portion payable in the form of an RSU award for a number of shares based on the price per share of our common stock on the date of grant.

Beginning in fiscal year 2024, directors serving as our representatives on the board of Vision Bioenergy Oilseeds LLC, our partnership with Equilon Enterprises LLC (dba Shell Oil Products US), also receive an annual retainer of $90,000, paid 45% in cash and 55% in equity (in the form of an RSU award).

Each year, these equity awards are granted following our annual meeting of stockholders, and vest at the earlier of one year from the date of grant or the date of our next annual meeting of stockholders.

Eligible Directors who are not United States residents receive, in lieu of any RSU awards, an additional cash retainer in an amount equal to the stated dollar value of the applicable RSU award(s).

We also reimburse our non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings and for other Company-related out-of-pocket expenses they may incur.

EXECUTIVE OFFICERS

The following table sets forth certain information for our executive officers as of the date of this Proxy Statement.

Name	Age	Position
Mark J. Herrmann (1)	62	President and Chief Executive Officer
Vanessa Baughman (2)	53	Chief Financial Officer and Corporate Secretary
Mark W. Wong (3)	74	Former President and Chief Executive Officer
Elizabeth (Betsy) Horton (4)	47	Former Chief Financial Officer and Corporate Secretary
Donald Panter (5)	61	Former Executive Vice President, Americas

(1)
Mr. Herrmann was appointed as President and Chief Executive Officer effective as of the close of business on July 1, 2023.
(2)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023.
(3)
Mr. Wong resigned from his position as President and Chief Executive Officer effective as of July 1, 2023.
(4)
Ms. Horton resigned from her position as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023.
(5)
Mr. Panter resigned from his role as Executive Vice President, Americas effective as of February 6, 2023.

Biographical information for Mark W. Wong, our former President and Chief Executive Officer, and Elizabeth Horton, our former Chief Financial Officer and Secretary, can be found under the section titled "Directors and Executive Officers—Information Regarding Our Board of Directors, Corporate Governance and Executive Officers—Information Regarding the Nominees" beginning on page 10.

Mr. Herrmann has served as our President and Chief Executive Officer since July 2023. He previously served as President and Founder of ACUMEN LLC, a Seed Executive Consultant firm, since 2021. He is currently on the Advisory Board for EarthSense, Inc., an Agricultural Robotics company based in Champaign, Illinois. He served on the American Seed Trade Association Board from 2009 to 2020, its Executive Board from 2015 to 2020, and as Chairman in 2016 to 2017. Mr. Herrmann also participated on the NCGA Advisory Council AIG from 2008 to 2010. Mr. Herrmann has over 35 years of experience in all aspects of the seed industry. Prior to S&W, Mr. Herrmann most recently served as the CEO for AgReliant Genetics LLC, from 2016 to 2020. Headquartered in Westfield, Indiana, AgReliant Genetics LLC is an innovative seed company committed to delivering high quality seed, providing exceptional service and creating consistent customer value. Created in 2000 as a joint venture between the international seed groups KWS and Limagrain, AgReliant Genetics is ranked as one of the largest field seed companies in North America. AgReliant Genetics markets corn, soybean, sorghum and alfalfa seed through three brands: AgriGold®, LG Seeds®, and PRIDE Seeds®. Prior to AgReliant Genetics, Mr. Herrmann spent 15 years with Monsanto in numerous roles including; Vice President North America Vegetable Seed from 2011 to 2016, Vice President Technology Development and Licensing from 2009 to 2011, President of Corn States LLC from 2005 to 2009, Director Eastern US from 2003 to 2005 and Director Monsanto US Seed and Trait Business from 1999 to 2003. Mr. Herrmann joined Monsanto through the acquisition of DEKALB Genetics Corporation in 1998, where he started in the seed business in 1984 as a Sales Manager and over his time with DEKALB Genetics, had the opportunity to provide leadership in various roles and geographies across Sales, Marketing and Product Management. Mr. Herrmann was born and raised in Northern Illinois and holds a BS in Agronomy from Western Illinois University. We believe Mr. Herrmann’s extensive experience in the seed industry in addition to his organizational leadership and board room experience, qualified him to serve on the Board.

Ms. Baughman joined S&W as Chief Financial Officer and Corporate Secretary in May 2023. She previously served as Chief Financial Officer, Vice President of Finance of AgReliant Genetics, LLC, the

largest North American company focused solely on seed, headquartered in Westfield, Indiana, where she served as CFO from January 2019 to March 2023. From January 2000 to January 2019, Ms. Baughman held numerous finance roles of increasing responsibility at Monsanto Company, a previously public agrochemical and agricultural biotechnology corporation acquired by Bayer in June 2018, including as US Strategic Account, Distribution Strategy and Licensing Finance Lead, Global Commercial Crop Protection and Seed Applied Solutions Finance Lead and, most recently, NALAN Supply Chain Finance Lead from September 2017 to January 2019. Ms. Baughman received a B.S. in Accounting from University of Holy Cross and an MBA from the University of New Orleans. She has also completed the General Management Program certification at the Wharton School of Business at the University of Pennsylvania.

Mr. Panter was appointed as our Executive Vice President, Americas in October 2018 and served in this position until February 2023, when he transitioned to his new role as Chief Executive Offer of Vision Bioenergy Oilseeds. Mr. Panter has more than 20 years of experience as an agribusiness executive, with time spent in both start-up and turn-around business situations and expertise in such areas as product/project development, global business, strategic planning and technology evaluation. From March 2018 until his appointment as our Executive Vice President, Americas in October 2018, Mr. Panter worked as an independent consultant for us. From November 2012 to March 2018, Mr. Panter served as President and Chief Executive Officer of American DairyCo, a privately held, U.S.-based commercial dairy company consisting of approximately 10,000 dairy cows and agricultural operations across 5,000 acres in across the South and Southeastern U.S., where he managed all business operations and reported to the company’s board of directors. Mr. Panter has also previously served in leadership positions at several seed and biotechnology companies, including Stoneville Pedigreed Seed, Emergent Genetics, Harris Moran Seed Company and Mendel BioEnergy Seeds. Mr. Panter earned his Ph.D. and M.S. in Plant Breeding and Genetics, and B.S. in Plant and Soil Science, all from the University of Tennessee, Knoxville.

Employment Agreements with our Executive Officers, including our Named Executive Officers

We have employment agreements with each of our executive officers, including our Named Executive Officers (as defined below).

Herrmann Employment Agreement:

Pursuant to our employment agreement with Mr. Herrmann (the "Herrmann Employment Agreement"), he:

•
receives a base salary of $500,000 for employment term of twelve months effective on July 1, 2023;
•
is eligible to receive an annual performance, comprised of three parts: (i) a cash bonus with an initial target value of 20% of base salary (up to 30% of base salary); (ii) an RSU award with an initial target value of $150,000 (up to a maximum of $300,000); and (iii) a stock option award with an initial target value of $300,000 (up to a maximum of $550,000); and
•
receives a one-time signing option bonus of 100,000 shares of the Company's stock vesting in twelve equal monthly installments commencing July 1, 2023.

Mr. Herrmann is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive or key management employees. Furthermore, during Mr. Herrmann's employment term, the Company will provide him with Company-leased housing accommodations or a housing allowance up to $2,500 per month for housing rental payments in the Longmont, Colorado area.

The Herrmann Employment Agreement also provides certain severance benefits, each subject to a requirement that Mr. Herrmann provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Herrmann's employment is terminated without Cause or he resigns for Good Reason (each as defined in the Herrmann Employment Agreement) prior to July 1, 2024, he will be entitled to receive (i) continuation of his base salary for a period of three months and (ii) vesting of the signing bonus shall accelerate and vest such that 100% of the shares shall be deemed vested and fully exercisable until twelve months after the termination date.
•
In the event Mr. Herrmann's employment terminates for Cause or without Good Reason (each as defined in the Herrmann Employment Agreement) prior to July 1, 2024, he will be entitled to receive any (i) unpaid base salary accrued and unpaid at the termination date, (ii) pay for accrued but unused vacation, (iii) benefits or compensation as provided under the terms of any employee benefit and compensation agreements or plans applicable to him and under which he has a vested right (including any right that vests in connection the termination of his employment), (iv) unreimbursed business expenses to which he is entitled to reimbursement under the Company’s expense reimbursement policy, and (v) rights to indemnification he may have under the Company’s Articles of Incorporation, as amended, the Company’s Amended and Restated Bylaws, as amended, this Agreement, or his separate indemnification agreement, as applicable, including any rights he may have under directors and officers insurance policies.

Baughman Employment Agreement and Extension:

Pursuant to our employment agreement with Ms. Baughman (the "Baughman Employment Agreement"), she:

•
receives a bi-weekly base salary of $11,538.46;

•
is eligible for a bonus of up to $50,000 upon the completion of goals to be completed for the period ended September 30, 2023; and
•
is eligible to receive an additional bonus of up to $70,000 upon the completion of additional goals for the period between October 1, 2023 and April 30, 2024.

Wong Employment Agreement

Pursuant to Mr. Wong's employment agreement (the "Wong Employment Agreement"), while employed with us, he:

•
received an annual base salary of $525,000; and
•
was eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $393,750 (up to a maximum of $525,000); (ii) an RSU award with an initial target value of $210,000 (up to a maximum of $315,000); and (iii) a stock option award with an initial target value of $600,000 (up to a maximum of $1,000,000).

Mr. Wong was also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive or key management employees.

The Wong Employment Agreement also provided for certain severance benefits, each subject to a requirement that Mr. Wong provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Wong’s employment was terminated without Cause or he resigned for Good Reason (each as defined in the Wong Employment Agreement), he would be entitled to receive (i) continuation of his base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of his target cash bonus, (iii) full acceleration of the vesting of all of his outstanding equity grants and awards of common stock, and any outstanding stock option would remain exercisable for the remainder of the full term of the option, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Mr. Wong’s employment was terminated without Cause or he resigned for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Wong Employment Agreement), he would be eligible to receive full acceleration of the vesting of all of his outstanding equity grants and awards, and any outstanding stock options would remain exercisable for the remainder of the full term of the option, and payment or reimbursement of COBRA premiums for twenty-four (24) months (or thirty-six (36) months in the event the Transaction Price (as defined below) is at least $10). In addition, Mr. Wong would be eligible to receive a lump sum cash payment equal to: (i) twenty-four (24) months of his base salary, plus (ii) 200% of his target cash bonus, plus (iii) contingent and depending upon the value of the per share consideration payable in connection with the Change of Control (the “Transaction Price”), a percentage of the combined target dollar value of the RSU award and stock option award included in Mr. Wong’s annual performance bonus, as follows:

Transaction Price	% of Combined Target Value
$6.00 to $9.00	200%
$9.01 to $12.00	250%
>$12.00	300%

On June 26, 2023, Mr. Wong resigned from his positions as President and Chief Executive Officer of the Company effective as of July 1, 2023. In connection with his resignation, on August 18, 2023, we entered into a Separation Agreement with Mr. Wong. Pursuant to this agreement, Mr. Wong received the following benefits from S&W: (i) payment of $118,125, representing his cash bonus for fiscal year 2023; (ii) a stock option with a target cash value (based on the Black-Scholes valuation model and related assumptions used by S&W for financial accounting purposes) on the date of grant of $150,000, representing his stock option bonus for fiscal year 2023; (iii) a restricted stock unit award with a cash value on the date of grant of $63,000, representing his restricted stock unit bonus for fiscal year 2023; (iv) continued exercisability of outstanding stock options until the expiration of such stock options; and (v) COBRA payments for up to six months. Also, all of Mr. Wong’s then-outstanding restricted stock unit awards, along with a stock option to purchase 100,787 shares of S&W’s common stock, became fully-vested. The remaining stock options held by Mr. Wong as of July 1, 2023, together with the equity awards to be granted as part of his fiscal year 2023 bonus, will continue to vest in accordance with their terms, subject to full acceleration in the event Mr. Wong’s service as a member of S&W’s board of directors is terminated involuntarily.

Horton Employment Agreement

Pursuant to our employment agreement with Ms. Horton (the "Horton Employment Agreement"), while employed with us, she:

•
received an annual base salary of $400,000;
•
was eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $200,000 (up to a maximum of $300,000); (ii) an RSU award with an initial target value of $80,000 (up to a maximum of $160,000); and (iii) a stock option award with an initial target value of $200,000 (up to a maximum of $250,000); and
•
received a signing bonus of $50,000 cash, but if her employment terminated under any circumstances other than due to resignation for Good Reason or a termination without Cause (each as defined in the Horton Employment Agreement) prior to the first anniversary of her start date (November 15, 2022) then she would be required to repay the $50,000 to the Company within 60 days of termination of employment; and
•
received a $25,000 RSU award, and $25,000 stock option award as of her start date, which both vested immediately upon grant, but if her employment terminated under any circumstances other than due to resignation for Good Reason or a termination without Cause prior to the first anniversary of her start date (November 15, 2022) then she would be required to either forfeit the shares to the Company for no consideration or repay an aggregate of $50,000 in cash to the Company within 60 days of termination of employment.

Ms. Horton was also entitled to reimbursement of certain business and travel expenses, and was eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive officers.

The Horton Employment Agreement also provided for certain severance benefits, each subject to a requirement that Ms. Horton provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Ms. Horton’s employment was terminated without Cause or she resigned for Good Reason, she would be entitled to receive (i) continuation of her base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of her target cash bonus, (iii) full acceleration of the vesting of all of her outstanding equity grants and awards of common stock, and any outstanding stock options would remain exercisable for up to twelve (12) months following termination, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Ms. Horton’s employment was terminated without Cause or she resigned for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Horton Employment Agreement), she would be eligible to receive full acceleration of the vesting of all of her outstanding equity grants and awards, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and payment or reimbursement of COBRA premiums for eighteen (18) months. In addition, Ms. Horton would be eligible to receive a lump sum cash payment equal to: (i) eighteen (18) months of his base salary, plus (ii) 150% of her target cash bonus.

On April 27, 2023, Ms. Horton resigned from her positions as Chief Financial Officer and Corporate Secretary of the Company effective May 11, 2023. In connection with her resignation and appointment to the Board, all of Ms. Horton's outstanding stock and option awards will continue to vest as scheduled.

Panter Employment Agreement

Pursuant to our employment agreement with Mr. Panter (the "Panter Employment Agreement"), while employed with us, he:

•
received an annual base salary of $300,000; and
•
was eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $150,000 (up to a maximum of $225,000); (ii) an RSU award with an initial target value of $60,000 (up to a maximum of $120,000); and (iii) a stock option award with an initial target value of $125,000 (up to a maximum of $250,000).

Mr. Panter was also entitled to reimbursement of certain business and travel expenses, and was eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive officers.

The Panter Employment Agreement also provided for certain severance benefits, each subject to a requirement that Mr. Panter provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Panter’s employment was terminated without Cause or he resigned for Good Reason (each as defined in the Panter Employment Agreement), he would be entitled to receive (i) continuation of his base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of his target cash bonus, (iii) acceleration of vesting of 1/3 of the then-unvested portion of his equity grants and awards, and any outstanding stock options would remain exercisable for up to twelve (12) months following termination, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Mr. Panter’s employment was terminated without Cause or he resigned for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Panter Employment Agreement), he would be eligible to receive full acceleration of the vesting of all of his outstanding equity grants and awards, and any outstanding stock options would remain exercisable for up to twelve (12) months following termination, and payment or reimbursement of COBRA premiums for eighteen (18) months. In addition, Mr. Panter would be eligible to receive a lump sum cash payment equal to: (i) eighteen (18) months of his base salary, plus (ii) 150% of his target cash bonus.

In connection with the formation of the Vision Bioenergy Oilseeds LLC, or Vision Bioenergy, on February 6, 2023, Mr. Panter entered into a separation agreement with S&W to facilitate his transition to Chief Executive Officer of Vision Bioenergy. Pursuant to this agreement, Mr. Panter was placed on secondment with Vision Bioenergy until April 7, 2023 (the “Separation Date”). During Mr. Panter’s secondment, he received a base salary of $330,000 and continued to receive the benefits provided to him by S&W. Upon commencement of employment with Vision Bioenergy, Mr. Panter received the following benefits from S&W: (i) payment of $225,000 in one lump sum, representing the maximum cash bonus for which he was eligible for fiscal year 2023; (ii) a stock option with a target cash value (based on the Black-Scholes valuation model and related assumptions used by S&W for financial accounting purposes) on the date of grant of $250,000, and a restricted stock unit award with a cash value on the date of grant of $120,000, each of which vested in full on the Separation Date; (iii) full acceleration of vesting of all other outstanding equity awards held by him as of the Separation Date; (iv) a stock option with a cash value (based on the Black-Scholes valuation model and related assumptions used by S&W for financial accounting purposes) on the date of grant that was equivalent to what the cash value of an option to purchase 250,000 shares of S&W’s common stock was on such date of grant had such option been granted at the end of the first full trading day immediately following the Company’s public announcement of the joint venture, which will vest in full effective as of the first business day following the one-year anniversary of the date of the CMIPA, subject to Mr. Panter’s continuous employment with Vision Bioenergy through such date; and (v) continued exercisability of all outstanding stock options until each such stock option’s original expiration date.

EXECUTIVE COMPENSATION OVERVIEW

As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding to our stockholders regarding our compensation policies and decisions with respect to our Named Executive Officers, we are including additional information regarding the compensation of our Named Executive Officers.

Compensation Philosophy and Processes

Compensation for our executives and key employees is designed to attract and retain people who share our vision and values and who we believe can consistently perform in such a manner that enables the Company to achieve its strategic goals. Our Compensation Committee believes that the total compensation package for each of our executive officers is competitive with the market, thereby allowing us to retain executive talent capable of leveraging the skills of our employees and our unique assets in a manner consistent with our goal of enhancing our value in the long-term. Our "Named Executive Officers" refers to those executive officers identified in the Summary Compensation Table below.

For our fiscal year ended June 30, 2023, our "Named Executive Officers" are:

•
Mark W. Wong, our former President and Chief Executive Officer;
•
Vanessa Baughman, our Chief Financial Officer and Corporate Secretary;
•
Elizabeth Horton, our former Chief Financial Officer and Corporate Secretary; and
•
Donald M. Panter, our former Executive Vice President, Americas.

Our executive compensation programs are designed to (1) motivate and reward our executive officers; (2) retain our executive officers and encourage their quality service; (3) incentivize our executive officers to appropriately manage risks while improving our financial results; and (4) align executive officers’ interests with those of our stockholders. Under these programs, our executive officers are rewarded for the achievement of Company objectives, which we believe aligns their interests with the interests of our stockholders.

Our executive compensation programs seek to remain competitive with the market while also aligning executive compensation with stockholder interests through the following types of compensation: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Key Executive Compensation Objectives

The compensation policies developed by our Compensation Committee are based on the philosophy that compensation should reflect both Company-wide performance, financially and operationally, and the individual performance of the executive, including management of personnel under his or her supervision. Our Compensation Committee’s objectives when setting and/or recommending compensation for our executive officers include:

•
Setting compensation levels that are sufficiently competitive such that they will motivate and reward the highest quality individuals to contribute to our goals, objectives and overall financial success. This is done in part through reviewing and comparing the compensation of other companies in our peer group.
•
Retaining executives and encouraging their continued quality service, thereby encouraging and maintaining continuity of the management team. Our competitive base salaries combined with cash bonuses and equity incentive awards, retirement plan benefits and the vesting requirements of our equity-based incentive awards, encourage high-performing executives to remain with the Company.
•
Incentivizing executives to appropriately manage risks while attempting to improve our financial results, performance and condition.
•
Aligning executive and stockholder interests. Our Compensation Committee believes the use of equity compensation as a key component of executive compensation is a valuable tool for aligning the interests of our executive officers with those of our stockholders.

Our compensation programs are designed to reward superior performance of both the Company and each individual executive and seeks to encourage actions that drive our business strategy. Our Compensation Committee or a member thereof, meets with each of our executive officers periodically to review performance, goals and expectations so that our annual compensation decisions, when made, will be more transparent.

Oversight of Executive Compensation

The Role of our Compensation Committee in Setting Compensation. Our Compensation Committee determines and recommends to our Board the compensation of our Chief Executive Officer and Chief Financial Officer, and approves, or recommends to our Board for approval, the compensation of our other executive officers. Our Compensation Committee also administers our equity incentive plans. Our Compensation Committee reviews base salary levels for our executive officers and recommends raises and bonuses based upon the Company’s achievements, individual performance and competitive and market conditions.

The Role of Executive Officers in Setting Compensation. While our Compensation Committee does not delegate any of its functions to others in setting the compensation of senior management, it includes members of senior management in its executive compensation process. Historically, we have asked each of our senior executives to annually provide us with input regarding their goals for the coming year. These proposals have included Company-wide and individual performance goals. The individual goals often have included not only the goals of such executive but also goals of the employees for whom the executive is responsible. Our Compensation Committee typically reviews these proposals with the executive officers and provides the Compensation Committee’s perspective on those aspects that the Compensation Committee may feel should be modified.

The Role of Consultants in Setting Compensation. In prior years, our Compensation Committee engaged an independent compensation consultant to assist in its review and analysis of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. Our Compensation Committee generally intends to receive updated analyses from an independent compensation consultant approximately every two fiscal years, although our Compensation Committee did not consult with any compensation consultant with respect to our executive compensation program for fiscal 2023, given the various operational and strategic initiatives undertaken and changes in our business environment during this period.

Compensation Risk Assessment

As part of its risk assessment process, our Compensation Committee reviewed material elements of executive and non-executive employee compensation. Our Compensation Committee concluded that these policies and practices do not create risk that is reasonably likely to have a material adverse effect on the Company.

The structure of our compensation programs for our executive officers is designed so as not to incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount, while the cash and equity-based awards have the following risk-limiting characteristics:

•
Annual equity-based incentive awards to each of our executive officers are limited to a maximum value set by our Compensation Committee or the full Board, as applicable;
•
Annual equity-based incentive awards are based on a review of a variety of performance factors, thus diversifying the risk associated with any single aspect of performance;
•
Our Compensation Committee, which is composed of solely non-employee members of our Board, approves the final cash-based incentive bonuses and equity-based incentive awards in its discretion after reviewing individual and corporate performance; and
•
By granting annual equity-based incentive awards with a multi-year vesting schedule, a significant portion of our executive compensation program is tied to the long-term performance of S&W, which aligns the interests of our executive officers to the long-term interests of our stockholders.

Elements of Compensation

The material elements of our compensation programs for our Named Executive Officers include: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Base Salaries. We provide our Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year and sustained performance. The purpose of the base salary is to reflect job responsibilities, value to us and competitiveness of the market. Salaries for our Named Executive Officers are determined based on the following factors: nature and responsibility of the position and, to the extent available, salary norms for comparable positions; the expertise of the individual executive; and the competitiveness of the market for the executive’s services.

Annual Cash-Based Incentive Bonuses. Our general practice is to award annual cash-based incentive bonuses, based in part on the achievement of performance objectives or significant accomplishments as established by our Compensation Committee or our Board from time to time. These performance objectives and significant accomplishments are, in part, developed in partnership with each executive officer and are discussed on an ongoing basis throughout the year. With respect to performance during fiscal 2023, Mr. Wong and Mr. Panter received specified amounts per their separation agreements, Ms. Horton resigned and will thus not receive an annual cash-based incentive bonus or an annual equity-based incentive award, and Ms. Baughman has a set cash-based bonus she will receive upon meeting certain targets as of September 30, 2023. This is discussed further in "—Key Compensation Decisions and Developments for Fiscal Year 2023" below.

Annual Equity-Based Incentive Awards. Our annual equity-based incentive awards are designed to align stockholder interests with those of our employees and consultants, including our Named Executive Officers. With respect to performance during fiscal 2023, each of our Named Executive Officers, other than Ms. Baughman, were granted both stock option awards and RSU awards, as discussed in "—Key Compensation Decisions and Developments for Fiscal Year 2023" below.

Key Compensation Decisions and Developments for Fiscal Year 2023

During fiscal 2023, each of our Named Executive Officers received their annual base salary. Mr. Wong and Mr. Panter received additional specified amounts per their separation agreements, Ms. Horton resigned and will thus not receive either an annual cash-based incentive bonus or an annual equity-based incentive award, and Ms. Baughman has a set cash-based incentive bonus she is eligible to receive upon meeting certain targets as of September 30, 2023.

Upon the recommendation of our Compensation Committee our Board approved the following elements of compensation for our current Named Executive Officers:

•
Base Salary. As of the end of fiscal 2023, the base salaries for our Named Executive Officers were as follows:

Named Executive Officer	Base Salary ($)
Vanessa Baughman (1)	300,000
Mark W. Wong (2)	525,000
Elizabeth (Betsy) Horton (3)	400,000
Donald Panter (4)	300,000

(1)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. As such, she received a base salary during fiscal 2023 prorated to her start date.
(2)
Mr. Wong resigned from his position as President and Chief Executive Officer effective as of July 1, 2023.
(3)
Ms. Horton resigned from her position as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. As such, she received a base salary during fiscal 2023 prorated to her end date.
(4)
Mr. Panter resigned from his role as Executive Vice President, Americas effective as of February 6, 2023. During Mr. Panter’s secondment period from February 6, 2023 to his separation date of April 7, 2023, he will receive an increased base salary to reflect an annual salary of $330,000. Mr. Panter's base salary during fiscal 2023 was prorated accordingly.
•
Annual Cash-Based Incentive Bonus. The cash-based incentive bonuses awarded with respect to fiscal 2023 performance were as follows:

Named Executive Officer	Bonus ($)
Vanessa Baughman (1)	20,000
Mark W. Wong (2)	—
Elizabeth (Betsy) Horton (3)	—
Donald Panter (4)	—

(1)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023 and is eligible to receive a set bonus upon completion of specified objectives by September 30, 2023. $20,000 of this bonus was earned in fiscal 2023.
(2)
Mr. Wong resigned from his position as President and Chief Executive Officer effective as of July 1, 2023. Per Mr. Wong's separation agreement dated August 18, 2023, he received a discretionary cash-based bonus related to fiscal 2023 totaling $118,125 as a severance benefit.
(3)
Ms. Horton resigned from her position as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. As such, she did not receive a cash-based incentive bonus for fiscal 2023.
(4)
Mr. Panter resigned from his role as Executive Vice President, Americas effective as of February 6, 2023. Per Mr. Panter's separation agreement dated February 6, 2023, he received a discretionary cash-based bonus related to fiscal 2023 totaling $225,000 as a severance benefit.

•
Annual Equity-Based Incentive Awards. The equity-based incentive awards granted under our 2019 Plan (as defined below) for performance during fiscal 2023 were as follows:

Named Executive Officer	Stock Option Dollar Value ($)	Stock Options (#)	RSU Dollar Value ($)	RSUs (#)
Vanessa Baughman (1)	—	—	—	—
Mark W. Wong (2)	109,731	277,675	50,610	65,727
Elizabeth (Betsy) Horton (3)	—	—	—	—
Donald Panter (4)	522,816	502,173	120,000	63,492

(1)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023 and is not eligible to receive any equity-based incentive awards for performance during fiscal 2023.
(2)
Mr. Wong resigned from his position as President and Chief Executive Officer effective as of July 1, 2023. Per Mr. Wong's separation agreement dated August 18, 2023, he received an equity-based incentive award related to fiscal 2023 of $63,000 for RSUs and $150,000 for stock options based on the effective date per the agreement of August 26, 2023. When these shares were granted on October 13, 2023, the fair value of the RSUs was $50,610 and the fair value of the stock options was $109,731. This was all received as a severance benefit.
(3)
Ms. Horton resigned from her position as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. As such, she did not receive any equity-based incentive awards for fiscal 2023. Ms. Horton was granted 23,195 RSUs on June 20, 2023 related to her service on the Board that will vest in full on December 13, 2023.
(4)
Mr. Panter resigned from his role as Executive Vice President, Americas effective as of February 6, 2023. Per Mr. Panter's separation agreement dated February 6, 2023, he received equity-based incentive awards related to fiscal 2023 of $120,000 in RSUs and $522,816 in stock options. All RSUs and $247,305 of the stock options were fully vested on April 6, 2023. The remaining $275,511 vests in full on February 6, 2024. This was all received as a severance benefit.

Unless otherwise specified, each of the stock options and RSUs awarded as part of the annual equity-based incentive awards component of our fiscal 2023 executive compensation program vest quarterly over three years, commencing on January 1, 2024.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended June 30, 2023 and 2022 regarding the compensation of our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Mark W. Wong (4)	2023	525,000	—	50,610	109,731	—	130,314		815,655
Former President and Chief Executive Officer	2022	525,000	—	15,750	45,000	29,531	10,803	(3)	626,084
Vanessa Baughman (5)	2023	39,231	20,000	—	—	—	—		59,231
Chief Financial Officer and Secretary
Elizabeth (Betsy) Horton (6)	2023	363,077	—	25,283	—	—	12,204	(3)	400,564
Former Chief Financial Officer and Secretary	2022	238,462	50,000	74,333	169,917	123,333	6,159	(3)	662,204
Donald Panter (7)	2023	246,231	—	137,345	571,160	—	235,589		1,190,324
Former Executive Vice President, Americas	2022	300,000	—	5,250	5,000	13,125	10,664	(3)	334,039

(1)
The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the Named Executive Officers as computed in accordance with ASC 718. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date and, in the case of the restricted stock awards, assuming 100% probability of achievement of conditions for full vesting as of the grant date. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards. The amount reported for Mr. Panter also includes $65,689, representing the incremental fair value associated with the accelerated vesting and extension of the exercise periods of certain of his outstanding equity awards pursuant to our separation agreement with Mr. Panter.
(2)
Amounts represent annual cash-based incentive bonuses earned for performance during fiscal 2023 and 2022.
(3)
Amounts represent 401(k) matching employer contributions for fiscal 2023 and 2022.
(4)
Mr. Wong resigned from his position as President and Chief Executive Officer effective as of July 1, 2023. Per Mr. Wong's separation agreement dated August 18, 2023, he received equity-based incentive awards related to fiscal 2023 of $63,000 and $150,000 recorded under "Stock Awards" and "Option Awards", respectively, based on the effective date per the agreement of August 26, 2023. When these shares were granted on October 13, 2023, the fair value of the RSUs was $50,610 and the fair value of the stock options was $109,731. Additionally, the separation agreement provided for a cash payment of $118,125. The cash payment is recognized under "All Other Compensation" along with 401(k) matching employer contributions for fiscal 2023.
(5)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. For fiscal 2023, Ms. Baughman only received her base salary and $20,000 of her bonus that was earned in fiscal 2023.
(6)
Ms. Horton resigned from her position as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023 (Ms. Horton was hired on November 15, 2021). For fiscal 2023, she did not receive a cash or equity-based incentive award due to her resignation during the period. Ms. Horton did receive 23,195 RSUs on June 20, 2023 related to service as a member of our Board that will vest in full on December 13, 2023.
(7)
Mr. Panter resigned from his role as Executive Vice President, Americas effective February 6, 2023. Per Mr. Panter's separation agreement dated February 6, 2023, he received equity-based incentive awards related to fiscal 2023 of $120,000 and $522,816 are recorded under "Stock Awards" and "Option Awards", respectively. The incremental fair value of Mr. Panter's accelerated vesting was $17,345 related to and recorded under "Stock Awards" and $48,344 related to and recorded under "Option Awards". Additionally, the separation agreement provided for a cash payment of $225,000. The cash payment is recognized under "All Other Compensation" along with 401(k) matching employer contributions for fiscal 2023.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards granted to our Named Executive Officers that remain outstanding as of June 30, 2023.

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark W. Wong	7,000	—		3.61	12/8/24
	10,000	—		4.25	12/10/25
	6,632	—		4.75	12/19/26
	150,000	—		3.85	6/18/27
	100,000	—		3.20	8/30/28
	1,080,452	—		2.36	10/13/29
	500,000	100,000	(3)	2.41	9/30/30
	259,998	260,002	(4)	2.64	10/4/31
	16,796	83,991	(5)	0.81	10/20/32
						9,156	(6)	11,170
						13,684	(7)	16,694
						16,204	(8)	19,769
Elizabeth Horton	15,739	—		3.31	11/14/31
	54,094	270,479	(5)	0.81	10/20/32
						50,755	(8)	61,921
						23,195	(9)	28,298
Donald M. Panter	75,000	—		2.79	10/28/28
	124,992	—		2.36	10/13/29
	87,500	—		2.41	9/30/30
	120,000	—		2.64	10/4/31
	11,198	—		0.81	10/20/32
	241,654	—		1.89	2/14/2032
	—	260,519	(10)	1.89	2/14/2032

(1)
All of the option awards were granted under the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan (our "2009 Plan") or the S&W Seed Company 2019 Equity Incentive Plan (our "2019 Plan"). Our 2009 Plan was succeeded by our 2019 Plan on January 16, 2019.
(2)
All of the option awards were granted with a per share price not less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board.
(3)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2021 and will continue through October 1, 2023.
(4)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2022 and will continue through October 1, 2024.
(5)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2023 and will continue through October 1, 2025.
(6)
Consists of RSUs, which were awarded on October 1, 2020 and vest on a quarterly basis beginning on January 1, 2021 and continuing through October 1, 2023. The market value of the RSUs is based on a closing price of $1.22, which was the closing price on June 30, 2023, the last trading day of fiscal 2023. Pursuant to the separation agreement we entered into with Mr. Wong on August 18, 2023, the RSUs vested in full on July 1, 2023.
(7)
Consists of RSUs, which were awarded on October 5, 2021 and vest on a quarterly basis beginning on January 1, 2022 and continuing through October 1, 2024. The market value of the RSUs is based on a closing price of $1.22, which was the closing price on June 30, 2023, the last trading day of fiscal 2023. Pursuant to the separation agreement we entered into with Mr. Wong on August 18, 2023, the RSUs vested in full on July 1, 2023.
(8)
Consists of RSUs, which were awarded on October 21, 2022 and vest on a quarterly basis beginning on January 1, 2023 and continuing through October 1, 2025. The market value of the RSUs is based on a closing price of $1.22, which was the closing price on June 30, 2023, the last trading day of fiscal 2023. Pursuant to the separation agreement we entered into with Mr. Wong on August 18, 2023, the RSUs vested in full on July 1, 2023.
(9)
Consists of RSUs, which were awarded on June 20, 2023 and vest on the earlier of December 14, 2023 or the date of the Company's next annual meeting of stockholders. The market value of the RSUs is based on a closing price of $1.22, which was the closing price on June 30, 2023, the last trading day of fiscal 2023.
(10)
The options vest in full on February 7, 2024, subject to Mr. Panter's continuous service with Vision Bioenergy through and including such vesting dates.

Equity Benefit Plans

2019 Equity Incentive Plan

Our 2019 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based compensation to employees, officers, directors and consultants. As of October 17, 2023, the record date for the Annual Meeting, a total of 7,622,413 shares of common stock have been issued or are currently reserved for issuance under the 2019 Plan, which was adopted at our annual meeting of stockholders held on January 16, 2019, as successor to the 2009 Plan.

Amended and Restated 2009 Equity Incentive Plan

Our 2009 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based compensation to employees, officers, directors and consultants. A total of 2,450,000 shares of common stock had been issued or were reserved for issuance under our 2009 Plan as of January 16, 2019, at which time our 2009 Plan was succeeded by our 2019 Plan.

Equity Compensation Plan Information

The following table summarizes the information about the options and other equity compensation under our 2019 Plan and our 2009 Plan as of the close of business on June 30, 2023. We have no equity compensation plans that have not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders	5,517,116	(1)	2.23	(2)	1,646,522

(1)
Represents awards granted under the 2009 Plan and the 2019 Plan. The 2019 Plan became effective on January 16, 2019, at which time the 2019 Plan succeeded the 2009 Plan. Consists of 5,076,968 options and 440,148 RSUs.
(2)
Represents the weighted-average exercise price of outstanding options.

ITEM 402(V) PAY VERSUS PERFORMANCE

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and NEO pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies" regarding executive compensation for the principal executive officer ("PEO") and non-PEO named executive officers ("non-PEO NEOs"). For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to the “Executive Compensation" section beginning on page 34. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Required Tabular Disclosure of Pay Versus Performance

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” below have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section above. Our Chief Executive Officer is our principal executive officer and is referred to as PEO in the headers to the following tables.

Year	Summary of Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (4)	Net Income (Loss) ($) (5)
2023	815,655	808,466	550,040	581,910	33.52	14,435,360
2022	626,084	(774,844)	460,007	230,154	27.47	(36,322,506)

(1)
This represents total compensation reported for Mr. Wong (our Chief Executive Officer in fiscal 2023 and 2022) for each corresponding year in the "Total" column of the Summary Compensation table in the "Executive Compensation" section.
(2)
This represents the amount of "compensation actually paid" to Mr. Wong and the average amount of "compensation actually paid" to our non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the reported total compensation for each year to determine the compensation actually paid.

	PEO		Average of Non-PEO NEOs
	2023	2022	2023	2022
Summary Compensation Table Total	815,655	626,084	550,040	460,007
Adjustments for Equity Awards
Deduct: Grant Date Fair Value of Equity Awards as reported in Summary Compensation Table (i)	160,341	60,750	244,596	84,833
Add: Year-End Fair Value of Unvested Equity Awards Granted in the Year	86,429	146,248	170,346	9,496
Add: Year over Year Difference of Year-End Fair Values for Unvested Equity Awards Granted in Prior Years	5,548	(1,192,619)	(13,404)	(159,808)
Add: Fair Value at Vest Date for Equity Awards Granted and Vested in the Year	21,489	113,272	109,846	54,507
Add: Difference in Fair Values Between Prior Year-End Fair Values and Vest Date Fair Values for Equity Awards Granted in Prior Years	39,685	(407,079)	9,677	(49,214)
Deduct: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	-	-	-	-
Add: Dividends or Dividend Equivalents Not Otherwise Included in Total Compensation	-	-	-	-
Compensation Actually Paid (ii)	808,466	(774,844)	581,910	230,154

i.
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation table in the "Executive Compensation" section above for the applicable year.
ii.
Amount of equity award adjustments may differ from amount reported in the table above due to rounding.
(3)
This represents the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation table in the “Executive Compensation” section for each applicable year. The NEOs (excluding our PEO, Mr. Wong) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Ms. Baughman, Ms. Horton and Mr. Panter; and (ii) for 2022, Ms. Horton, Mr. Panter and Mr. Szot.
(4)
Total Shareholder Return, or TSR, is determined based on the value of an initial fixed investment of $100 on June 30, 2021. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company has not paid dividends during any of the covered periods.
(5)
Net income (loss) as reported in our financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2023.

Required Narrative Disclosure to Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Loss

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company's net income (loss) over the two years presented in the table, on the other.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company's cumulative TSR over the two years presented in the table, on the other.

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

PROPOSALS

Overview of Proposals

This Proxy Statement contains three proposals requiring stockholder action:

•
Proposal No. 1 requests the election to our Board of the five nominees named in this Proxy Statement.
•
Proposal No. 2 requests the ratification of the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024.
•
Proposal No. 3 requests that stockholders vote, on an advisory basis, to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.
•
Proposal No. 4 requests that stockholders approve the issuance of shares of common stock upon the conversion of the Company's Series B Preferred Stock.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The business and affairs of our company are managed under the direction of the Board, as provided by Nevada law and our Bylaws. The Board establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our company operations at meetings of the Board, through reports and analyses prepared by, and discussions with, company management.

Our Board currently consists of five directors. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board. Our Board proposes that the five director nominees named in the following summary be elected, each to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Our directors are elected in uncontested elections by a majority vote as describe below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors will be elected by a plurality of the votes cast and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors. In considering whether to nominate any director currently serving on the Board (an “Incumbent Director”) for re-election, the Board will take into account whether the Incumbent Director has tendered an irrevocable resignation that is effective upon the Board’s acceptance of such resignation in the event the director fails to receive the required vote to be re-elected, as described above. If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws. The Nominating and Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles nor Bylaws provide for cumulative voting.

Nominees

Our Nominating and Governance Committee of the Board recommended, and the full Board has approved, Mark J. Harvey, Elizabeth Horton, Alexander C. Matina, Alan D. Willits and Mark W. Wong as nominees for election as directors at the Annual Meeting. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see “Information Regarding the Nominees” beginning on page 10 of this Proxy Statement.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the foregoing director nominees. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by our Board. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a majority of the votes cast with respect to such director’s election, meaning that to be elected, the director must receive more “for” votes than “against” votes. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

The Board recommends that you vote “FOR” the election of each of the nominees named above (Proposal No. 1).

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected Crowe LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024 and has further directed that we submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Crowe LLP has audited our financial statements since our 2015 fiscal year.

Representatives of Crowe LLP will be present at our Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Crowe LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Crowe LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Crowe LLP. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Annual Evaluation and Selection of Independent Auditor

To help assure continuing auditor independence, our Audit Committee annually reviews Crowe LLP’s independence and performance in connection with the Audit Committee’s determination of whether to retain Crowe LLP or engage another firm as our independent auditor. In the course of these reviews, our Audit Committee considers, among other things:

•
Crowe LLP’s recent performance on our company audits;
•
Crowe LLP’s institutional knowledge and expertise regarding our company’s global business, accounting policies and practices and internal control over financial reporting enhances audit quality;
•
the professional qualifications of Crowe LLP, the lead audit partner, and other key engagement partners;
•
Crowe LLP’s disclosures related to audit quality and performance, including recent PCAOB inspections;
•
the appropriateness of Crowe LLP’s audit fees; and
•
the quality and candor of Crowe LLP’s communications with the Audit Committee and management.

Based on this evaluation, our Audit Committee has determined that Crowe LLP is independent and that it is in the best interest of the Company and its stockholders to continue to retain Crowe LLP to serve as our independent auditors for our fiscal year ending June 30, 2024.

Principal Accountant Fees and Services

Our Audit Committee is responsible for audit firm compensation. The aggregate fees billed by Crowe LLP for the fiscal years ended June 30, 2023 and 2022 for the professional services described below are as follows:

	Fiscal Years Ended June 30,
	2023	2022
Audit fees (1)	$817,469	$413,600
All other fees (2)	—	13,400
Total fees	$817,469	$427,000

(1)
Audit fees consist of fees for professional services performed by Crowe LLP for the audit of our annual financial statements, review of our quarterly financial statements, and for fiscal 2023 and fiscal 2022, includes fees for professional services related to additional audit matters unique to specific transactions or events.
(2)
For the fiscal year ended June 30, 2022, these fees were paid in connection with certain reimbursements and review of and consents for our registration statements and filings and related services that are normally provided in connection with statutory and regulatory filings or engagements.

All of the fees described above were approved by our Audit Committee.

Rotation of Lead Audit Partner

Our Audit Committee requires the lead audit partner to be rotated at least every five years. The process for selection of the Company’s lead audit partner pursuant to this rotation is expected to involve discussions with Crowe LLP to consider issues related to the timing of such rotation and the transition to new lead and reviewing partners and a meeting between the Chairperson of our Audit Committee and the candidate for the role as well as discussion by the full Audit Committee and management.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

We maintain an auditor independence policy that bans our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee. In accordance with this policy, the Audit Committee pre-approved all services to be performed by our independent registered public accounting firm.

Vote Required

The affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting on the matter is necessary to ratify the appointment of Crowe LLP as our independent registered public accountants for the fiscal year ending June 30, 2024. Abstentions will have the effect of a vote “against” this proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

The Board recommends that you vote “FOR” the ratification of the selection of Crowe LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2023 (Proposal No. 2).

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(“SAY-ON-PAY”)

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our Named Executive Officers.

Our executive compensation program and compensation paid to our Named Executive Officers are described beginning on page 31 of this Proxy Statement. Our compensation programs are overseen by our Compensation Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support the following principles that we believe reflect our core values (relationships matter; be open, honest and constructive; demand excellence; take intelligent risks; and act like an owner):

•
support, attract and retain the best talent;
•
support a high-performance culture by rewarding excellence and achievement;
•
recognize and retain top-performing talent via differentiated rewards and opportunities;
•
reinforce alignment with our Company’s values (in particular, a focus on excellence and an attitude of ownership);
•
create alignment with our Company’s long-term performance; and
•
provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

We request that our stockholders approve the compensation of our Named Executive Officers as described elsewhere in this Proxy Statement pursuant to the following resolution:

RESOLVED, that the stockholders of S&W Seed Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Annual Meeting of Stockholders to be held on December 13, 2023.

As an advisory vote, this proposal (commonly referred to as “say-on-pay”), is not binding on S&W, our Board or our Compensation Committee and will not be construed as overruling a decision by S&W, our Board or our Compensation Committee or creating or implying any additional fiduciary duty for S&W, our Board or our Compensation Committee. However, our Compensation Committee and our Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Unless our Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled advisory vote on the frequency of “say-on-pay” votes (commonly referred to as a “say-on-frequency” proposal) will be at our 2026 annual meeting of stockholders. Our stockholders will be able to indicate by advisory vote at the 2026 annual meeting of stockholders any change in their preference as to the frequency of future “say-on-pay” votes.

Vote Required

Approval of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have the effect of a vote “against” this proposal.

The Board recommends that stockholders vote “FOR” the approval of the compensation paid to our Named Executive Officers (Proposal No. 3).

PROPOSAL NO. 4 – ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES B PREFERRED STOCK

Background

A summary of the transactions and the related agreements in connection with this proposal are summarized below. Copies of the related agreements have been filed as Exhibits 10.1 and 10.2 to our Current Report on Form 8-K, filed with the SEC on February 23, 2022. You are encouraged to review the full text of the foregoing agreements.

Private Placement

On February 18, 2022, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with MFP Partners, L.P. ("MFP"), pursuant to which we sold and issued to MFP 1,695 shares (the "Preferred Shares") of our Series B Redeemable Convertible Non-Voting Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) and an accompanying warrant to purchase up to 559,350 shares of the our common stock, at a combined unit price of $2,950 per unit (the "Financing").

Pursuant to the Purchase Agreement, we agreed to use our reasonable best efforts to solicit the approval of our stockholders for the issuance of all shares of common stock otherwise issuable upon the conversion of the Series B Preferred Stock for the purposes of compliance with applicable Nasdaq listing rules (the “Requisite Approval”) at our next annual meeting of stockholders, and at each annual meeting of stockholders thereafter, if necessary, until the Requisite Approval is obtained. MFP waived the requirement to solicit the Requisite Approval at our 2022 annual meeting of stockholders.

The Series B Preferred Stock has a stated value of $2,950 per share plus any cash dividends accrued but unpaid thereon (the “Stated Value”). Each share of Series B Preferred Stock is convertible into the number of shares of common stock equal to its current Stated Value divided by $2.95. A holder of Series B Preferred Stock is entitled to receive cumulative cash dividends of 5% per annum, payable semi-annually in arrears on the last day of March and September of each calendar year. In lieu of paying such cash dividends, we may elect to add an amount to the Stated Value, provided that the dividend rate shall be 7% per annum, calculated semi-annually in arrears on the last day of March and September of each calendar year. A holder of Series B Preferred Stock is also entitled to receive any dividend declared and paid to holders of the common stock as if such Series B Preferred Stock had been converted into common stock. In addition, a holder of Series B Preferred Stock is entitled to a liquidation preference equal to the greater of (i) the Stated Value and (ii) the payment such holder would have received had the Series B Preferred Stock been converted into shares of common stock immediately prior to such liquidation event.

The Series B Preferred Stock is convertible into common stock at any time at the option of the holder of such shares, subject to the following limitations: (i) unless a holder was a stockholder as of February 18, 2022 (in which case such limitation shall not apply), we shall not effect any conversion of Series B Preferred Stock to the extent that, after giving effect to an attempted conversion, such holder, together with its affiliates, would beneficially own a number of shares of common stock in excess of 4.99% of the total number of shares of common stock outstanding immediately after giving effect to the issuance of such shares, which limit may be decreased or increased (not to exceed 19.99%) upon written notice to us, with any increase not becoming effective until at least 61 days after such notice; (ii) a holder may not acquire shares of common stock upon conversion of Series B Preferred Stock if such conversion would result in the total number of shares of common stock issued or issuable upon conversion or exercise of the securities issued pursuant to the Purchase Agreement to exceed 7,777,652 shares; and (iii) to the extent Nasdaq Listing Rule 5635(c) is applicable or deemed applicable to a holder, such holder may not acquire shares of common stock upon conversion of Series B Preferred Stock that would exceed the maximum number of all shares of common stock that could be issued by us to such holder without requiring stockholder approval pursuant to Nasdaq Listing Rule 5635(c). Upon receiving the Requisite Approval, pursuant to Nasdaq Listing Rules 5635(c) and (d), the foregoing limitations in (ii) and (iii) above (the “Applicable Conversion Limitations”) shall no longer have any force or effect.

We are seeking stockholder approval of the issuance of shares of common stock upon any conversion of the Preferred Shares (the "Conversion Shares Issuance"), after which the Applicable Conversion Limitations will no longer have any force or effect.

Unless prohibited by Nevada law governing distributions to stockholders, the Series B Preferred Stock is redeemable, at any time after August 18, 2025, upon written request from the holders of a majority of the outstanding shares of Series B Preferred Stock, at a price equal to the Stated Value. The Series B Preferred Stock is non-voting except with respect to certain matters affecting the Series B Preferred Stock.

“”THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF OUR SECURITIES. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

None of the securities issuable pursuant to Purchase Agreement have been registered under the Securities Act or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with MFP’s execution of the Purchase Agreement, MFP represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities to be acquired by it will be acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

Registration Rights

Concurrently with the execution of the Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with MFP. Pursuant to the Registration Rights Agreement, we agreed to (i) file a registration statement with the SEC within 90 days of the date of the Registration Rights Agreement, covering the resale by MFP of the shares of common stock issuable upon conversion of the Preferred Shares and exercise of the Warrant, (ii) cause such registration statement to become effective as soon as practicable following the filing thereof and (iii) take all other actions as may be necessary to keep such registration statement continuously effective during the timeframes set forth in the Registration Rights Agreement. As set forth in the Registration Rights Agreement, if we fail to comply with certain obligations with respect to filing and securing effectiveness of such registration statement, we would be obligated to pay liquidated damages to MFP equal to 1% of their respective purchase price for each 30-day period, up to a maximum of 4%, so long as the event giving rise to the damages remains uncured, all as set forth in the Registration Rights Agreement. MFP has temporarily waived our obligation to file the registration statement.

Interests of Certain Persons in the Transactions

One of our directors, Alexander C. Matina, is Portfolio Manager of the general partner of MFP.

Board of Directors Recommendation

The Board of Directors believes the approval of this Proposal 4 by our stockholders is in the best interests of the Company and our stockholders.

Reason for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Marketplace Rules, including Nasdaq Listing Rule 5635. As discussed in more detail below, we are required under Nasdaq Listing Rules 5635(c) and 5635(d) to seek stockholder approval of the Conversion Shares Issuance.

Nasdaq Listing Rule 5635(c), subject to certain exceptions, requires stockholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants. We do not intend for the Financing to be any form of “equity compensation arrangement.” However, Nasdaq guidance suggests that the issuance of common stock or securities convertible into or exercisable for common stock by a company to its officers, directors, employees, or consultants, or an affiliated entity of such a person, in a private placement at a price less than the market value of the stock, may be considered a form of “equity compensation” and require stockholder approval under Rule 5635(c).

Alexander C. Matina, one of our directors, is affiliated with MFP. As a result, the Conversion Shares Issuance might be deemed to be a form of “equity compensation” requiring stockholder approval under Rule 5635(c), if any such issuance were deemed to be issued at a price less than market value. Because the Series B Preferred is subject to an annual dividend that we may elect to add to the Stated Value of the Series B Preferred Stock, the longer the Series B Preferred remains outstanding, the more shares of underlying common stock the holders thereof may be entitled to receive upon conversion, thereby reducing the effective price per share to below market value. Therefore, the Conversion Shares Issuance may be deemed to be an issuance of shares of our common stock at a price less than market value.

Furthermore, Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) which equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction (the “Minimum Price”). Because the Series B Preferred is subject to an annual dividend that we may elect to add to the Stated Value of the Series B Preferred Stock, the longer the Series B Preferred remains outstanding, the more shares of underlying common stock the holders thereof may be entitled to receive upon conversion. As a result, the Conversion Shares Issuance may exceed 20% of the total number of shares of our common stock issued and outstanding on the date the Purchase Agreement was executed and may be deemed to be issued at a price per share that is less than the applicable Minimum Price. As such, stockholder approval pursuant to Nasdaq Listing Rule 5635(d) is required prior to the Conversion Shares Issuance.

Use of Proceeds

A portion of the net proceeds received from the Financing has been used for working capital purposes, and we anticipate that the remaining net proceeds will be used for working capital purposes. As of the date of this solicitation, we cannot specify with certainty all of the particular uses of the proceeds.

Accordingly, we will retain broad discretion over the use of such proceeds. Pending the application of the net proceeds, we may invest the proceeds in marketable securities and short-term investments.

Overall Effect of the Proposal

If approved, this Proposal 4 would, as of September 30, 2023, permit the issuance of approximately 1,894,229 shares of common stock upon the conversion of the Series B Preferred. As a result, following the conversion of the Series B Preferred, current stockholders who did not participate in the Financing would own a smaller percentage of our outstanding common stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our common stock. The sale or resale of any of our common stock issued pursuant to the Financing could cause the market price of our common stock to decline. The shares of common stock issuable upon conversion of the Series B Preferred will have the same rights and privileges as the shares of our currently outstanding common stock.

This approval would not limit our ability to engage in a public offering, as defined by Nasdaq, or to issue or sell a number of shares of our common stock (including shares issuable upon conversion or exercise of convertible debt, warrants or other securities exercisable for or convertible into our common stock) that is less than 20% of the outstanding shares on terms that might or might not be similar to those in this Proposal 4.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the Requisite Approval, we are obligated to continue to solicit the approval our stockholders until we obtain the Requisite Approval, including at any subsequent annual meeting of stockholders. In addition, if we do not obtain the Requisite Approval, the Preferred Shares may remain outstanding beyond the date a holder might otherwise determine to convert those shares into common stock if the Applicable Conversion Limitations were no longer in force or effect. We are not seeking the approval of stockholders to authorize entry into the Purchase Agreement, or to issue the Series B Preferred, as we have already done so.

Vote Required

For purposes of the Nevada Revised Statutes, the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy on the matter is necessary to approve this Proposal 4. In addition, for purposes of the Nasdaq Listing Rules, the minimum vote that will constitute stockholder approval is a majority of the total votes cast at the annual meeting.

The Board recommends that stockholders vote “FOR” the approval of the issuance of shares of common stock upon the conversion of Series B Preferred Stock (Proposal No. 4).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 17, 2023, the record date for the Annual Meeting, by:

•
each person we know to be the beneficial owner of 5% of more of the outstanding shares of our common stock;
•
each of the Named Executive Officers listed in the Summary Compensation Table;
•
each of our current directors and director nominees; and
•
all of our current executive officers, directors and director nominees as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 43,039,225 shares of common stock outstanding on October 17, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 17, 2023 (December 16, 2023). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of our securities, particularly by the 5% stockholders listed in the table.

	Number of Shares		Number of Shares Subject to Options, RSUs and Warrants Exercisable by		Total Shares Beneficially Owned
Name of Beneficial Owners	Beneficially Held		December 16, 2023		Number	Percent
5% Stockholders
MFP Partners, L.P. (1)	17,448,226		5,086,979	(2)	22,535,205	46.8%
Wynnefield Capital Management LLC and Related Entities (3)	4,112,950		—		4,112,950	9.6%

Directors and Named Executive Officers
Vanessa Baughman	—		—		—	*
Mark J. Harvey	239,401	(4)	7,000	(5)	246,401	*
Elizabeth Horton	21,496		150,730	(6)	172,226	*
Alexander C. Matina	115,677		101,609	(7)	217,286	*
Donald M. Panter	96,901		660,344	(8)	757,245	1.7%
Alan D. Willits	478,034		91,023	(9)	569,057	1.3%
Mark W. Wong	269,639		2,425,611	(10)	2,695,250	5.9%
All executive officers, directors as a group (8 persons)	1,221,148		3,534,440	(11)	4,755,588	10.2%

* Less than 1 percent of the class.

(1)
Based solely upon a Schedule 13D/A filed with the SEC on March 22, 2023 by MFP Investors LLC. MFP Investors LLC is the general partner of MFP Partners, L.P. (“MFP”). Jennifer Cook Price is the managing director of MFP and the managing member of MFP Investors, LLC. The address for MFP is 909 Third Avenue, 33rd Floor, New York, NY 10022. Alexander C. Matina, a member of our Board of Directors, is Vice President, Investments of MFP.
(2)
Includes (i) 3,192,750 shares issuable upon exercise of warrants; (ii) 1,894,229 shares issuable upon conversion of 1,695 shares of the Company’s Series B Redeemable Convertible Non-Voting Preferred Stock.
(3)
Based upon a Form 4 filed with the SEC on February 9, 2023 by Wynnefield Partners Small Cap Value, L.P. The address for Wynnefield Capital Management, LLC and related entities is 450 Seventh Avenue, Suite 509, New York, NY 10123. Of the shares indicated, 1,336,741 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. (“Partners”), 2,104,556 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), 542,418 shares are beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. (the “Fund”) and 129,235 shares are beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan (the “Plan”). Wynnefield Capital Management, LLC has an indirect beneficial interest in the shares held by Partners and Partners I. Wynnefield Capital, Inc. has an indirect beneficial interest in the shares held by the Fund. Nelson Obus may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I, the Fund and the Plan because he is the co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund) and a co-trustee of Wynnefield Capital, Inc. Profit Sharing Plan (having power to vote and dispose of investments in securities). Joshua Landes may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I, the Fund and the Plan because he is the co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund) and a co-trustee of Wynnefield Capital, Inc. Profit Sharing Plan (having power to vote and dispose of investments in securities). Mr. Obus and Mr. Landes both disclaim any beneficial ownership of the shares of common stock reported in this report.
(4)
Includes 220,666 shares held in a retirement fund directed by Mr. Harvey and as to which he is a beneficiary.
(5)
Includes 7,000 shares issuable upon exercise of options.
(6)
Includes 26,799 shares issuable upon vesting of RSUs and 108,192 shares issuable upon exercise of options.
(7)
Includes 59,583 shares issuable upon vesting of RSUs and 42,026 shares issuable upon exercise of options.
(8)
Includes 660,344 shares issuable upon exercise of options.
(9)
Includes 74,375 issuable upon vesting of RSUs and 16,648 shares issuable upon exercise of options.
(10)
Includes 24,076 issuable upon vesting of RSUs and 2,401,535 shares issuable upon exercise of options.
(11)
Consists of shares beneficially owned by our executive officers and directors, and includes (i) 56,458 shares issuable upon exercise of options and (ii) 41,665 shares issuable upon settlement of RSUs that are held by one executive officer who is not individually named in the table.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing and approving, in advance, any transactions between us and any related parties. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at www.swseedco.com in the Investors section under “Corporate Governance.” This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. Each year, our Audit Committee, assisted by our legal counsel, works with our directors, executive officers and certain stockholders to identify any transactions with us in which the executive officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests.

Private Placements

On October 14, 2021, we entered into a Securities Purchase Agreement with MFP Partners, L.P., or MFP, our largest stockholder, Starlight, an entity affiliated with Mark W. Wong and Alan D. Willits, each a Board member as of the date of this Proxy Statement, pursuant to which we sold an aggregate of 1,847,343 shares of our common stock in a private placement for aggregate gross proceeds of approximately $5.0 million.

On February 18, 2022, we entered into a Securities Purchase Agreement with MFP pursuant to which we sold to MFP, in a private placement, 1,695 shares of our Series B Preferred Stock and an accompanying warrant to purchase up to 559,350 shares of our common stock for aggregate gross proceeds of approximately $5.0 million.

MFP Loan Agreement

On September 22, 2022, MFP provided a letter of credit issued by JPMorgan Chase Bank, N.A. for the account of MFP, with an initial face amount of $9.0 million, or the MFP Letter of Credit, for the benefit of CIBC, as additional collateral to support the Company’s obligations under the CIBC Loan Agreement. The MFP Letter of Credit initially matured on January 23, 2023, one month after the maturity date of the existing CIBC Loan Agreement. Concurrently, on September 22, 2022, the Company entered into a Subordinate Loan and Security Agreement, or the MFP Loan Agreement, with MFP, pursuant to which any draw CIBC may make on the MFP Letter of Credit will be deemed to be a term loan advance made by MFP to the Company. The MFP Loan Agreement initially provided for up to $9.0 million of term loan advances.

Concurrent with the October 28, 2022, amendment to the CIBC Loan Agreement (as described above), MFP amended the MFP Letter of Credit to increase the face amount from $9.0 million to $12.0 million, and the MFP Loan Agreement was amended to increase the maximum amount of term loan advances available to the Company from $9.0 million to $12.0 million. In connection with the December 23, 2022 amendment to the CIBC Loan Agreement, MFP amended the MFP Letter of Credit, extending the maturity date from January 23, 2023 to April 30, 2023. In connection with the Company’s entry into the Amended CIBC Loan Agreement, MFP further amended letter of credit to increase the maximum amount of term loan advances to $13.0 million and extend the maturity date to September 30, 2024.

As amended, the MFP Loan Agreement will mature on March 30, 2025. Pursuant to the MFP Loan Agreement, the Company accrued a cash fee to be paid to MFP equal to 3.50% per annum on all amounts remaining undrawn under the MFP Letter of Credit. In the event any term advances are deemed made under the MFP Loan Agreement, such advances will bear interest at a rate per annum equal to term SOFR (with a floor of 1.25%) plus 9.25%, 50% of which will be payable in cash on the last day of each fiscal quarter and 50% of which will accrue as payment in kind interest payable on the maturity date, unless, with respect to any quarterly payment date, the Company elects to pay such interest in cash. Concurrent with the March 22, 2023 amendment to the CIBC Loan Agreement, the Company entered into a Third Amendment to Subordinate Loan and Security Agreement with MFP, or MFP Amendment, to (i) increase the aggregate amount of cash advances permitted from $12.0 million to $13.0 million; (ii) increase the cash fee payable to MFP on all amounts remaining undrawn under the Letter of Credit from 3.50% to 4.25% per annum; (iii) provide for the issuance of the MFP Warrant to MFP; and (iv) reflect the extension of the maturity date of the Letter of Credit to September 30, 2024.

The MFP Loan Agreement is secured by substantially all of our assets and is subordinated to the CIBC Loan Agreement. Upon the occurrence and during the continuance of an event of default, MFP may declare all outstanding obligations under the MFP Loan Agreement immediately due and payable and take such other actions as set forth in the MFP Loan Agreement.

MFP Warrants

On September 22, 2022, the Company entered into a Subordinate Loan and Security Agreement, or the MFP Loan Agreement, with MFP, pursuant to which any draw CIBC may make on the MFP Letter of Credit will be deemed to be a term loan advance made by MFP to the Company. Pursuant to the terms and conditions of the MFP Loan agreement, on September 22, 2022, the Company issued to MFP a warrant, or Initial Warrant, to purchase up to 500,000 shares of the Company’s common stock, or Initial Warrant Shares, at $1.60 per share. The Initial Warrant expires five years from its issue date, or September 22, 2027.

In connection with the October 28, 2022 and December 22, 2022 amendments to the MFP Letter of Credit, the Company issued to MFP additional warrants to purchase 166,700 and 666,700 shares of the Company’s common stock, respectively, at an exercise price of $1.60 per warrant share. The warrants will each expire five years from the date of issuance.

In connection with the MFP Amendment, on March 22, 2023, the Company issued to MFP a warrant to purchase 1,300,000 shares of the Company’s common stock at an exercise price of $2.15 per MFP warrant share. The warrants will expire five years from the date of issuance.

In total, warrants to purchase 2,633,400 shares of the Company’s common stock were issued to MFP in connection with the MFP Loan Agreement, or MFP Warrants, during the year ended June 30, 2023. The stated purchase prices of all of the MFP Warrants are subject to adjustment in connection with any stock dividends and splits, distributions with respect to common stock and certain fundamental transactions as described in the MFP Warrant. The MFP Warrants were valued using the Black-Scholes-Merton model as of the respective issue dates and recorded as financial commitment assets within Prepaid expenses and other current asset on the consolidated balance sheets. The MFP Warrants financial commitment assets are amortized on a straight-line basis over the period from their initial issue dates through the end of the related MFP Letter of Credit commitment periods. During the year ended June 30, 2023, an aggregate value of $1,894,901 related to the MFP Warrants was capitalized, of which $860,758 was amortized as interest expense.

Alexander C. Matina, a member of our Board, is Portfolio Manager of MFP Investments LLC, the general partner of MFP. MFP is our largest stockholder.

Indemnification

Our Articles and our Bylaws provide for indemnification of our directors, officers, employees or agents of S&W, as well as directors, officers, employees, trustees or agents of our subsidiaries serving at our request, so that they will be free from undue concern about personal liability in connection with their service to us. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the director or executive officer, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or executive officer, and otherwise to the fullest extent permitted under Nevada law and our Articles and Bylaws.

OTHER BUSINESS

As of the time of the preparation of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. Proxy Materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker, direct your written request to Corporate Secretary, S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501 or call us at (720) 506-9191. Stockholders who currently receive multiple copies of the Proxy Materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A copy of the Annual Report is available without charge upon written request to our Corporate Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/SANW • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-390-5242 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided S&W Seed Company Annual Meeting of Shareholders For Shareholders as of record on October 19, 2021 TIME: Wednesday, December 15, 2021 2:30 PM, Mountain Time PLACE: Annual Meeting to be held virtually via live webcast -please visit www.proxydocs.com/SANW for more details. This proxy is being solicited on behalf of the Management The undersigned hereby appoints Mark W. Wong and Matthew K. Szot, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

S&W Seed Company

Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1	to elect the following five nominees to the Company's Board of Directors:				
		FOR	AGAINST	ABSTAIN	
	1.01 Mark J. Harvey	☐	☐	☐	FOR
	1.02 Elizabeth Horton	☐	☐	☐	FOR
	1.03 Alexander C. Matina	☐	☐	☐	FOR
	1.04 Alan D. Willits	☐	☐	☐	FOR
	1.05 Mark W. Wong	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	to ratify the selection of Crowe LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2024;	☐	☐	☐	FOR
3.	to approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement;	☐	☐	☐	FOR
4.	to approve the issuance of shares of common stock upon the conversion of the Company's Series B Preferred Stock;	☐	☐	☐	FOR
5.	to conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/SANW before 5:00 PM EST on December 11, 2023

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ________ Date ________

Signature (if held jointly) ________ Date ________

S&W seed company P.O.BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To www.proxypush.com/SANW Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-390-5242 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided S&W Seed Company Annual Meeting of Shareholders For Shareholders of record as of October 18, 2022 TIME: Wednesday, December 14, 2022 2:30 PM, Mountain Time PLACE: Annual Meeting to be held virtually via live webcast please visit www.proxydocs.com/SANW for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Mark W. Wong and Elizabeth Horton (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE